              As filed with the Securities and Exchange Commission
                              on November 24, 1998


                        Securities Act File No. 333-07905
                    Investment Company Act File No. 811-07701

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 3


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 5


                        (Check appropriate box or boxes)

                               GE LifeStyle Funds
               (Exact Name of Registrant as Specified in Charter)

      3003 Summer Street
      Stamford, Connecticut                                      06905
(Address of Principal Executive Office)                        (Zip Code)

Registrant's Telephone Number, including Area Code: (203) 326-4040


                            Matthew J. Simpson, Esq.
         Vice President, Associate General Counsel & Assistant Secretary
                      GE Investment Management Incorporated
                         777 Long Ridge Road, Building B
                        Stamford, Connecticut 06927-2200
                     (Name and Address of Agent for Service)


                                   Copies to:


                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective:


[_]  immediately upon filing pursuant to paragraph (b)

[X]  on November 30, 1998 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)

[_]  on ___________ pursuant to paragraph (a) of Rule 485

[_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[_]  on ___________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.001 per share.

[GE logo]

                                                              GE LifeStyle Funds

                          GE LifeStyle Funds Prospectus


November 30, 1998


GE Conservative Strategy Fund
GE Moderate Strategy Fund
GE Aggressive Strategy Fund



                                                                       [GE Logo]

                                                     Prospectus begins on page 1

[Logo]                                                        GE LIFESTYLE FUNDS


GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is an open-end management investment company that offers a selection of asset allocation investment funds (each a "Fund" and collectively the "Funds"). Each Fund seeks to achieve its objective by primarily investing in certain portfolios of GE Funds ("Underlying GE Funds"). The Trust is currently comprised of six series, three of which are offered by a separate prospectus. This Prospectus describes the following three Funds currently offered by the Trust:


o GE Conservative Strategy Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective through investment in a mix of equity-oriented funds and fixed income-oriented funds, with a bias towards equity-oriented or fixed income-oriented funds to be determined by then current market forces.

o GE Moderate Strategy Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective through investment in various equity-oriented funds and fixed income-oriented funds, with the bias toward equity-oriented funds for enhanced growth potential.

o GE Aggressive Strategy Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective through investment in a selection of equity-oriented funds and fixed income-oriented funds, typically with a strong bias under normal market conditions toward equity-oriented funds for substantial growth potential.

Shares of the Funds are not deposits with or obligations of any financial institution, are not guaranteed or endorsed by any financial institution or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus sets forth certain information about the Funds and the Trust that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

Additional information about the Funds and the Trust, contained in a Statement of Additional Information (the "SAI") dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Trust. The SAI is also available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The SAI is incorporated in its entirety by reference into this Prospectus.

                      GE INVESTMENT MANAGEMENT INCORPORATED
                      Investment Adviser and Administrator


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

November 30, 1998

                                TABLE OF CONTENTS


Expense Information...........................................................3
Financial Highlights..........................................................6
Performance...................................................................7
LifeStyle Funds...............................................................7
Investment Objectives And Management Policies.................................8
Risk Factors And Special Considerations Of LifeStyle Funds...................11
Portfolio Turnover...........................................................13
Description Of The Underlying GE Funds.......................................13
Management Of The Trust......................................................26
Purchase Of Shares...........................................................30
Retirement Plans.............................................................36
Redemption Of Shares.........................................................37
Exchange Privilege...........................................................40
Net Asset Value..............................................................41
Dividends, Distributions And Taxes...........................................41
Custodian And Transfer Agent.................................................43
Distributor..................................................................43
The Funds'Performance........................................................44
Additional Matters...........................................................45

Appendix -  Further Information:  Additional Investments
                and Certain Investment Techniques and
                Strategies Used by the Underlying GE Funds.....................i



3003 Summer Street
Stamford, Connecticut 06905
(800) 242-0134

EXPENSE INFORMATION
================================================================================

The purpose of the following table is to assist an investor in understanding the expenses that an investor in the Funds offered by this Prospectus will bear directly in connection with an investment in each Fund's shares ("Direct Expenses"). In addition to these Direct Expenses, Fund shares will indirectly bear their pro rata share of the expenses of the Underlying GE Funds ("Indirect Expenses").

Fee Table

                                                                       GE              GE               GE
                                                                       Conservative    Moderate         Aggressive
                                                                       Strategy        Strategy         Strategy
Shareholder Transaction Expenses*                                      Fund            Fund             Fund
                                                                       ----            ----             ----

Maximum Sales Load Imposed on Purchases of Shares
(as a percentage of offering price):                                   5.75%            5.75%             5.75%

Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price):                                   None             None              None

Maximum Contingent Deferred Sales Load
(as a percentage of redemption proceeds)**:                            1.00%            1.00%             1.00%

Redemption Fees (as a percentage of amount redeemed):                  None             None              None

Maximum Exchange Fee:                                                  None             None              None


* Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Funds, which fees are not reflected in the table.


** The Trust will impose a redemption fee in the form of a contingent deferred sales charge ("CDSC"), equal to 1% of the net asset value of the shares if the shares being redeemed, are redeemed within one year of purchase and were not subject to a front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more.


Annual Fund Operating Expenses
  (Direct Expenses) (as a percentage of average net assets) :

Advisory and Administration fees:                                       .20%             .20%              .20%
12b-1 fees:                                                            None             None              None
Other expenses (after reimbursement):                                   .00%             .00%              .00%
Total Operating Expenses (after reimbursement):+                        .20%             .20%              .20%

--------------------------------------------------------------------------------

+ The fee table reflects a determination by the Fund's investment adviser to voluntarily reduce or otherwise limit "Other Expenses" on an annualized basis. In the absence of this determination, "Other Expenses" of the GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund would have equalled .96%, .04% and .32%, respectively, and "Total Operating Expenses"
of the GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund would have equalled 1.16%, .24% and .52%, respectively.


Total Combined Expense Ratios (Including Indirect Expenses)
  (as a percentage of average net assets)

Based on the expense ratios of the Underlying GE Funds plus those of each LifeStyle Fund, assuming each Fund's target investment in each Underlying GE Fund is maintained, the total average weighted combined operating expenses for shares of the Funds offered by this Prospectus are estimated to be as follows:

                                             Total Combined
                                           Expense Estimates
                                           -----------------


GE Conservative Strategy Fund                    1.39%

GE Moderate Strategy Fund                        1.46%

GE Aggressive Strategy Fund                      1.52%


Expenses are estimated based upon the target asset allocations for each LifeStyle Fund as set forth below under "Investment Objectives and Management Policies."

The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "Management of the Trust." Under the agreements governing the advisory and administration services to be furnished to the Funds by GE Investment Management Incorporated ("GEIM"), the Trust's investment adviser, GEIM bears expenses of each Fund including, but not limited to, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining the Trust's legal existence and the costs involved in communicating with shareholders of the Funds, but excluding brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses.


The Funds offered by this Prospectus will invest only in Class A shares of the Underlying GE Funds, which are currently offered to the LifeStyle Funds with no initial sales charge or redemption fee but are subject to shareholder servicing and distribution fees ("12b-1 fees") under an amended and restated shareholder servicing and distribution plan adopted by GE Funds at the annual rate of .50% of the value of the average daily net assets attributable to the Class. The Funds offered by this Prospectus will indirectly bear their pro rata share of fees and expenses, including investment management fees, incurred by the Underlying GE Funds that are applicable to Class A shareholders. The investment returns of each Fund, therefore, will be net of the expenses of the Underlying GE Funds in which it is invested. The following chart shows the estimated expense ratios applicable to Class A shares of each Underlying GE Fund held by a Fund, based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these numbers may not be the same as the numbers that appear in the GE Funds' Annual Report, dated September 30, 1998.

Indirect Expenses


Underlying GE Fund                                           Expense Ratio*
                                                             --------------

GE Premier Growth Equity Fund                                    1.40%
GE U.S. Equity Fund                                              1.00%
GE Mid-Cap Growth Fund                                           1.40%
GE Value Equity Fund                                             1.35%
GE International Equity Fund                                     1.60%
GE Fixed Income Fund                                             1.05%
GE Short-Term Government Fund                                     .95%
GE Money Market Fund                                              .50%

* The expense ratios of the Class A shares of the Underlying GE Funds may reflect fee waivers and expense reimbursements. Absent these fee waivers on the Class A shares of the Underlying GE Funds, the expense ratios anticipated to be incurred during the current fiscal year would be as follows: GE Premier Growth Equity Fund - 1.49%, GE U.S. Equity Fund - 1.08%, GE Mid-Cap Growth Fund - 1.52%, GE Value Equity Fund - 1.36%,
     GE International Equity Fund - 1.66%, GE Fixed Income Fund - 1.08%, GE Short-Term Government Fund - 1.18%, and GE Money Market Fund - .52%.


Example+

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over a one-year and three-year period with respect to a hypothetical investment in each Fund. These amounts are based upon (1) direct payment by the Fund of operating expenses at the levels set out above; (2) indirect payment by the Fund of its pro rata share of the Class A share expenses of the Underlying GE Funds (also set out above) in which a Fund is expected to invest at the commencement of investment operations; and (3) the specific assumptions stated below.

A shareholder would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of the time periods shown:

                                                        1 Year       3 Years
                                                        ------       -------


GE Conservative Strategy Fund:                            $71          $ 99

GE Moderate Strategy Fund:                                $71          $101

GE Aggressive Strategy Fund:                              $72          $103


The above example is intended to assist an investor in understanding various costs and expenses that an investor in a Fund will bear directly or indirectly. Although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The example should not be considered to be a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

+ The example of expenses reflects a determination by the Fund's investment adviser to voluntarily reduce or otherwise limit "Other Expenses" on an annualized basis. In the absence of this determination, "Other

Expenses" of the GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund would have equalled 2.20%, 1.35% and 1.70%, respectively, and "Total Operating Expenses" of the GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund would have equalled 2.40%, 1.55% and 1.90%, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below provide selected audited data for a Fund share outstanding throughout the period presented. The Trust refers to, and hereby incorporates by reference into the Prospectus, the Trust's Annual Report dated September 30, 1998. The following audited data for the fiscal year ended September 30, 1998 should be read in conjunction with the financial statements and the notes to the financial statements which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained without charge upon request made to the Trust by calling the toll free number listed on the back cover page of the Prospectus or by writing to the Trust at the address listed on the second page of the Prospectus.

===============================================================================================
                                                     CONSERVATIVE    MODERATE      AGGRESSIVE
                                                       STRATEGY      STRATEGY       STRATEGY
                                                         FUND          FUND           FUND
                                                       9/30/98(a)    9/30/98(a)     9/30/98(a)
-----------------------------------------------------------------------------------------------
Inception date ...................................       1/5/98       1/5/98         1/5/98
Net asset value, beginning of period .............   $    10.00   $    10.00     $    10.00
Income (loss) from investment operations:
   Net investment income .........................         0.31         0.61           0.34
   Net realized and unrealized gains (losses) on
     investments .................................         0.01(c)     (0.39)         (0.19)(c)
-----------------------------------------------------------------------------------------------
Total income from investment operations ..........         0.32         0.22           0.15
-----------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................         0.00         0.00           0.00
   Net realized gains ............................         0.00         0.00           0.00
-----------------------------------------------------------------------------------------------
Total distributions ..............................         0.00         0.00           0.00
-----------------------------------------------------------------------------------------------
Net asset value, end of period ...................   $    10.32   $    10.22     $    10.15
===============================================================================================
TOTAL RETURN(b) ..................................         3.20%        2.20%          1.50%
RATIO/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $      979   $   25,148     $    2,939
   Ratios to average net assets:
     Net investment income* ......................         5.85%        7.39%          5.79%
     Net expenses* ...............................         0.20%        0.20%          0.20%
     Gross expenses* .............................         5.65%        0.33%          1.80%
   Portfolio turnover rate .......................           67%          22%            28%
===============================================================================================

Notes to Financial Highlights

(a) Information is for the period January 5, 1998, inception of investment operations, through September 30, 1998.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower. Total returns are not annualized.

(c) As a result of the timing of purchases and sales of fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Operations.

*    Annualized for periods less than one year.


PERFORMANCE
================================================================================

The chart below shows each Fund's historical performance for the referenced period.
                                           Aggregate Total Return
                                               (as of 9/30/98)
                                       ------------------------------

                                             Since        Inception
                                           Inception         Date
                                           ---------      ----------

GE Conservative Strategy Fund ....          3.20%          (1/5/98)

GE Moderate Strategy Fund ........          2.20%          (1/5/98)

GE Aggressive Strategy Fund ......          1.50%          (1/5/98)

Notes to Performance

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, if any. Past performance is not indicative of future results of the Fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

GEIM has voluntarily agreed to waive and/or bear certain fees and Fund expenses. Without these provisions, the performance returns would have been lower. These provisions may be terminated in the future.

LIFESTYLE FUNDS
--------------------------------------------------------------------------------


Advantages of Investing in the Trust

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The Funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment portfolio and appreciate the advantages of broad diversification.

Although an investor could achieve portfolio diversification by investing directly in a variety of GE Funds, participating in the LifeStyle Funds offers two significant advantages: (1) simplified investment decision making; and (2) periodic portfolio rebalancing to ensure Fund allocations remain consistent with original risk/return objectives.

Asset Allocation Process


The Funds are managed so that each Fund can serve as a complete investment program or as a core part of a larger portfolio. Each of the Funds invests in a select group of Underlying GE Funds suited to the Fund's particular investment objective. Subject to the supervision of the Trust's Board of Trustees, GEIM, after receipt of recommendations from any investment consultant retained by the Board (the "Investment Consultant"), will determine the extent to which each Fund may invest in the Underlying GE Funds (the "Asset Allocation Ranges") and target investment percentages ("Targets"). On an ongoing basis, GEIM will monitor each Fund's assets allocated to the Underlying GE Funds within the Asset Allocation Ranges approved by the Board of Trustees from time to time and will reallocate assets as necessary to the extent a particular Fund deviates significantly from its Target. The current Asset Allocation Ranges and Targets are described below under "Investment Objectives and Management Policies."


Before adding or eliminating any Underlying GE Funds in which a Fund may invest, the Board of Trustees will consult with GEIM and the Investment Consultant and disclose any such change to shareholders of the affected Funds. However, subject to the supervision of the Board of Trustees, GEIM may, in conjunction with the Investment Consultant, change the Asset Allocation Ranges or Targets without prior notice to Fund shareholders. Because the assets will be adjusted only periodically and generally only within predetermined parameters that will attempt to ensure broad diversification, there should not be under normal conditions any sudden large-scale changes in the allocation of a Fund's investments among Underlying GE Funds except to the extent Asset Allocation Ranges or Targets are changed or Underlying GE Funds are added or eliminated from a Fund's investment allocations. LifeStyle Funds are not designed as a market timing vehicle, but rather as a conservative or strategic approach to helping investors meet long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
--------------------------------------------------------------------------------

The Trust is an open-end management investment company that currently offers six non-diversified asset allocation investment portfolios, three of which are offered by this Prospectus. Each Fund seeks to achieve its investment objective by investing strategically within specified ranges among Underlying GE Funds. Initially, each Fund will invest in the following seven Underlying GE Funds: GE Premier Growth Equity Fund (the "Premier Fund"), GE U.S. Equity Fund ("U.S. Equity Fund"), GE Mid-Cap Growth Fund (the "Mid-Cap Fund"), GE Value Equity Fund (the "Value Fund"), GE International Equity Fund (the "International Fund"), GE Fixed Income Fund (the "Income Fund") and GE Short-Term Government Fund (the "Government Fund"). The Funds will not invest in securities other than shares of the Underlying GE Funds (or other affiliated funds that may be approved by the Board of Trustees from time to time) and money market instruments of the types described under "Money Market Instruments" in the Appendix to this Prospectus (including GE Money Market Fund (the "Money Market Fund")).

GEIM, in conjunction with the Investment Consultant, will evaluate the Underlying GE Funds for purposes of establishing Targets for each Fund's assets within the Asset Allocation Ranges, which designate minimum and maximum limits for investment in each of the Underlying GE Funds. These Targets will be determined based on an evaluation of a number of factors, including: outlook for the economy; financial markets; and the relative performance, volatility and covariance of the Underlying GE Funds.

On an ongoing basis, GEIM will conduct a Target variance analysis for each Fund and will consider, in its discretion, whether to reallocate a Fund's assets within the Asset Allocation Ranges to the extent that a Fund's investment in an Underlying GE Fund deviates significantly from its Target. With respect to Targets that are 10% or more, GEIM will generally consider a variance of five percentage points or more in either direction to be significant. With respect to Targets that are less than 10%, GEIM will generally consider a deviation to be significant if it varies by two percentage points or more. In each case, after consideration of existing market conditions and impact on the Fund, GEIM will typically attempt to rebalance each Fund's investments in the Underlying GE Funds to meet its intended Targets. However, if GEIM believes it to be in the best interests of a Fund, or if such rebalancing would result in the Fund violating certain regulatory limitations, it may limit the degree of rebalancing or may avoid rebalancing altogether pending further analysis of market conditions and impact on the Fund.


The investment objective of GE Conservative Strategy Fund (the "Conservative Fund") is income and long-term growth of capital. The investment objective of GE Moderate Strategy Fund (the "Moderate Fund") is long-term growth of capital with a moderate level of current income. The investment objective of GE Aggressive Strategy Fund (the "Aggressive Fund") is capital appreciation. Each Fund's investment objective is fundamental and may be changed only with the approval of a majority of the Fund's outstanding securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any Fund's investment objective will be achieved.


By investing in Underlying GE Funds, the Funds seek to maintain different allocations among the Underlying GE Funds depending on a Fund's investment objective. Allocating investments among the Underlying GE Funds permits each Fund to attempt to optimize performance consistent with its investment objective. The tables below illustrate the Asset Allocation Ranges and Targets as a percentage of each Fund's net assets:


                                Conservative Fund

Underlying GE Fund                            Target                   Range
------------------                            ------                   -----
Premier Fund                                     4%                   1%- 7%
U.S. Equity Fund                                10%                   5%-15%
Mid-Cap Fund                                     3%                   1%- 6%
Value Fund                                       9%                   5%-15%
International Fund                              18%                  12%-24%
Income Fund                                     51%                  45%-57%
Government Fund                                  5%                   2%- 8%

                                  Moderate Fund

Underlying GE Fund                             Target                   Range
------------------                             ------                   -----
Premier Fund                                      8%                   5%-11%
U.S. Equity Fund                                 13%                   8%-19%
Mid-Cap Fund                                      4%                   1%- 7%
Value Fund                                       13%                   8%-19%
International Fund                               25%                  19%-31%
Income Fund                                      32%                  26%-38%
Government Fund                                   5%                   2%- 8%

                                 Aggressive Fund

Underlying GE Fund                             Target                   Range
------------------                             ------                   -----
Premier Fund                                     10%                   4%-16%
U.S. Equity Fund                                 17%                  10%-22%
Mid-Cap Fund                                      6%                   3%- 9%
Value Fund                                       16%                  10%-22%
International Fund                               32%                  26%-38%
Income Fund                                      14%                   8%-20%
Government Fund                                   5%                   2%- 8%

The Underlying GE Funds have been selected to represent a reasonable spectrum of investment options for the Funds. The Asset Allocation Ranges are based on the degree to which the Underlying GE Funds selected are expected in combination to be appropriate for a Fund's particular investment objective. The particular Underlying GE Funds in which each Fund may invest and the Asset Allocation Ranges and Targets applicable to each Underlying GE Fund may be changed from time to time by GEIM, in consultation with the Investment Consultant, subject to the supervision of the Trust's Board of Trustees without the approval of the Fund's shareholders. The Trust will provide prior notice to shareholders before adding or eliminating any Underlying GE Funds, but not prior to changes in the Asset Allocation Ranges or Targets.

Each Fund can invest a certain portion of its cash reserves, if any, in the Money Market Fund or directly in money market instruments. A reserve position provides flexibility, for example, in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

For information about the investment objectives of each of the Underlying GE Funds and the investment techniques and the risks involved in the Underlying GE Funds, please refer to "Description of the Underlying GE Funds," the Appendix to this Prospectus, the SAI and the prospectus and statement of additional information for GE Funds which is available from the Trust upon request.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF
LIFESTYLE FUNDS
================================================================================

Non-Diversified Investment Company. Each Fund is a "non-diversified" investment portfolio for purposes of the 1940 Act, because it invests in the securities of a limited number of mutual funds. However, the Underlying GE Funds themselves are diversified investment portfolios. The Trust intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in Underlying GE Funds. The investments of each Fund are concentrated in the Underlying GE Funds, so each Fund's investment performance is directly related to the investment performance of the Underlying GE Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying GE Funds to meet their objectives as well as the allocation among those Underlying GE Funds by GEIM. There can be no assurance that the investment objective of any Fund or any Underlying GE Fund will be achieved.

Investing through the Funds in the Underlying GE Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying GE Funds. See "Risk Factors and Special Considerations of LifeStyle Funds - Additional Expense Information Concerning the Funds," "Management of the Trust" and "Dividends, Distributions and Taxes."

Under certain circumstances, an Underlying GE Fund may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying GE Fund until GEIM determines that it is appropriate to dispose of such securities.


Affiliated Persons. GEIM, the investment adviser and administrator of the Funds, and the officers and trustees of the Trust presently serve as investment adviser and administrator, officers and trustees, respectively, of the Underlying GE Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the Underlying GE Funds. See "Management of the Trust" for a more detailed explanation of the potential conflicts of interest that may arise because of the "fund of funds" structure of the Trust. In addition, GEIM's principal officers, directors and portfolio managers serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which like GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.


Investment Practices of Underlying GE Funds. Certain Underlying GE Funds may invest a portion of their assets in low-rated securities (as defined below) and foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock or bond index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon obligations; purchase non-publicly traded and illiquid securities; enter into mortgage dollar roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. See "Description of the Underlying GE Funds."

Market and Economic Factors. The Funds' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Funds may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.


Year 2000. Like other business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by GEIM and external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." GEIM is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track each of the funds' major service providers to see what they have completed, or has been undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Furthermore, it is possible that the markets for securities in which the Underlying GE Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on certain Underlying GE Funds' investments that are more sensitive to these risks.


Additional Expense Information
Concerning the Funds

Investors in the Funds should recognize that they may invest directly in the GE Funds and that, by investing in Underlying GE Funds indirectly through the Funds, they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees to the extent GEIM has not elected to limit such expenses), but will also indirectly bear similar expenses of the Underlying GE Funds. In addition, as a shareholder of an Underlying GE Funds' Class A shares, a Fund will bear a proportionate share of expenses related to the distribution and shareholder servicing of the Underlying GE Funds' shares.

Investment Restrictions of the Funds

The Trust has adopted certain fundamental investment restrictions with respect to each Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
Included among those fundamental restrictions are those listed below.

1. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value and (c) entering into repurchase agreements.

Certain other investment restrictions adopted by the Trust with respect to the Funds are described in the SAI. Investment restrictions of the Underlying GE Funds in which the Funds invest may be more or less restrictive than those adopted by the Trust.

PORTFOLIO TURNOVER
================================================================================


Each Fund's turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying GE Funds) is not expected to exceed 50% annually. A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying GE Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying GE Funds within the Asset Allocation Ranges described above or as altered by the Trust's Board of Trustees from time to time. For the fiscal period ended September 30, 1998, the actual portfolio turnover rates were: Conservative Strategy Fund - 67%; Moderate Strategy Fund - 22%; and Aggressive Strategy Fund - 28%.

For the fiscal year ended September 30, 1998, the actual portfolio turnover rates of the Underlying GE Funds were: Premier Fund - 35%, U.S. Equity Fund - 29%, Mid-Cap Fund - 13%, Value Fund - 40%, International Fund - 93%, Income Fund
- 219% and Government Fund - 185%. Higher turnover rates (more than 100%) may result in higher transaction expenses being incurred by certain Underlying GE Funds and shareholders in the Funds that invest in those Underlying GE Funds will indirectly bear their proportionate share of such expenses.


DESCRIPTION OF THE UNDERLYING GE FUNDS
================================================================================

Investment Objectives and Management Policies

Set forth below is a description of the investment objective and policies of each Underlying GE Fund. The investment objective of an Underlying GE Fund may not be changed without the approval of the holders of a majority of the Underlying GE Fund's outstanding voting securities as defined in the 1940 Act. No assurance can be given that an Underlying GE Fund will be able to achieve its investment objective. No offer is made in this Prospectus of any of the Underlying GE Funds. Because each Fund invests in Underlying GE Funds, shareholders of each Fund will be affected by these investment policies in direct proportion to the amount of assets each Fund allocates to the Underlying GE Funds pursuing such policies.

GE Premier Growth Equity Fund


The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective through investment primarily in growth-oriented equity securities which, under normal market conditions, will represent at least 65% of the Fund's assets. In pursuing its objectives, the Fund, under normal conditions, may invest in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.


In attempting to achieve its objective, the Premier Fund will seek to identify and invest in companies it believes will offer potential for long-term growth of capital. These companies typically would possess one or more of a variety of characteristics, including high quality products and/or services, strong balance sheets, sustainable internal growth, superior financial returns, competitive position in the issuer's economic sector and shareholder-oriented management. While the Fund may invest in companies of varying sizes as measured by assets, sales or capitalization, a majority of its assets will, under normal market conditions, be comprised of companies with relatively large capitalizations. In addition, the Fund will normally be invested in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund will generally be diversified over a cross section of industries.

Up to 25% of the Premier Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation American Depositary Receipts (i.e., U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, "ADRs") and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange ("U.S. Listed Securities") or traded on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively "Nasdaq Traded Securities"). The Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality.


GE U.S. Equity Fund


The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. Up to 15% of the Fund's assets may be invested in foreign securities. ADRs, U.S. Listed Securities and Nasdaq Traded Securities will be included for purposes of the U.S. Equity Fund's 65% minimum described above, and excluded for purposes of the Fund's 15% maximum in investments in foreign securities.

In managing the assets of the U.S. Equity Fund, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities generally are sold from the Fund's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Fund holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Fund, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), by virtue of blending investments in both "value" and "growth" securities. Since the Fund's strategy seeks to combine the basic elements of companies comprising the S&P Index, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P Index on a total return basis.

The U.S. Equity Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.


GE Mid-Cap Growth Fund


The investment objective of the Mid-Cap Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") that have the potential for above-average growth. The Fund, under normal market conditions, invests at least 65% of its total assets in a portfolio of equity securities of mid-cap companies traded on U.S. securities exchanges or in the U.S. over-the-counter market, including common stocks, preferred stocks, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, ADRs and warrants or rights issued by U.S. and foreign companies. The Fund defines a mid-cap company as one whose securities are within the market capitalization range of stocks listed on the S&P Mid-Cap 400 Index. (As of September 30, 1998, the S&P MidCap 400 Index included companies with market capitalizations between $194.0 million and $31.7 billion.)


Mid-cap growth companies are often still in the early phase of their life cycle. Accordingly, investing in mid-cap companies generally entails greater risk exposure and volatility (meaning upward or downward price swings) than investing in large, well-established companies. However, GEIM believes that mid-cap companies may offer the potential for more rapid growth.

GEIM relies on its proprietary research to identify mid-cap companies with potentially attractive growth prospects. These companies typically have one or more of a variety of characteristics, including attractive products or services, above average earnings growth potential, superior financial returns, strong competitive position, shareholder focused management and sound balance sheets. There is, of course, no guarantee that GEIM will be able to identify such companies or that the Fund's investment in them will be successful.


The Mid-Cap Fund may invest up to 35% of its assets in (i) securities of companies outside the capitalization range of the S&P Mid-Cap 400 Index; (ii) foreign securities, excluding, for purposes of this limitation, ADRs and U.S. Listed Securities and Nasdaq Traded Securities; and (iii) bonds, notes and debentures. The debt instruments in which the Fund may invest must be rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated deemed by GEIM to be of comparable quality. The Fund will not purchase a debt security, if as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if, unrated, deemed by GEIM to be of comparable quality. In addition, the Fund will not purchase any obligation rated BB or B by S&P or Ba or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or, if unrated, in obligations deemed by GEIM to be of comparable quality.


GE Value Equity Fund


The investment objective of the Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with large sized market capitalization that GEIM considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers. During normal market conditions, the Fund invests at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.


The Value Fund's investment philosophy is that the market tends to overreact to both good and bad news about issuers. Companies experiencing faster than expected growth tend to be overvalued as the market extrapolates current good news well beyond a sustainable time-frame and correspondingly overforecasts the period and magnitude of decline of companies experiencing near term difficulties. These difficulties can be driven by factors both internal and external to the company. Internal factors may include operational mismanagement or strategic mistakes. External factors may include a change in the economic environment or a shift in the competitive dynamics of an industry. The Fund attempts to identify firms that are out of favor for a variety of reasons and select those which GEIM believes to be undervalued relative to their true business prospects.

In accordance with this premise, GEIM will identify and select securities that it believes are undervalued, using factors it considers indicative of fundamental investment value including: (i) low price/earnings ratio relative to a normalized growth rate and/or the S&P 500 Index; (ii) the potential for free cash flow generation and prospects for dividend growth; (iii) a strong balance sheet with low financial leverage; (iv) sustainable competitive advantages such as a franchise brand name or dominant market position; (v) an experienced and capable management team; (vi) improving returns on invested capital; and (vii) net asset values in a restructuring/breakup analysis framework.

GEIM believes that such investments will position the Value Fund to benefit from a positive change in business prospects from an issuing company that adopts a turnaround strategy to increase/restore the earning power of the company.


The Value Fund may, under normal market conditions, invest (i) up to 35% of its assets in bonds, notes and debentures and (ii) up to 25% of its assets in foreign securities excluding, for purposes of this limitation, ADRs, U.S. Listed Securities and Nasdaq Traded Securities. The Fund's investments in debt obligations are limited to those that are investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

GE International Equity Fund


The investment objective of the International Fund is long-term growth of capital, which the Fund seeks to achieve by investing primarily in foreign equity securities. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund may also invest in securities of foreign issuers in the form of depositary receipts. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. The Fund intends to position itself broadly among countries and under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The percentage of the Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. The determination of where an issuer is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities.


In selecting investments on behalf of the International Fund, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.


The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights, issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization.

The International Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.


GE Fixed Income Fund

The investment objective of the Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the

Income Fund's portfolio securities may occur but is not an objective of the Fund. In seeking to achieve its investment objective, the Income Fund invests in the following types of fixed income instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage related securities ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; zero coupon obligations; floating and variable rate instruments and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators.

The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to ten years. The Fund's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality.

The Income Fund will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Fund if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.


GE Short-Term Government Fund


The investment objective of the Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in Government Securities including repurchase agreements secured by Government Securities.

The Government Fund may invest the remainder of its assets in bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, ARMs, CMOs and government stripped mortgage related securities and asset-backed and receivable-backed securities; zero coupon obligations (including zero coupon municipal obligations); floating and variable rate instruments; and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. The debt securities in which the Fund invests will only be purchased if, in the case of long-term securities, they are rated investment grade by S&P or Moody's (or the equivalent from another NRSRO) and short-term securities will only be purchased if they are rated A-1 by S&P or Prime-1 by Moody's (or the equivalent from another NRSRO) or, for both short- and long-term securities, if unrated, deemed to be of equivalent quality by GEIM.


The dollar-weighted average maturity of the Government Fund's portfolio securities is anticipated to be not more than three years. Within this limitation the Fund may purchase individual securities with effective maturities greater than three years as long as its average maturity remains within this limit.


GEIM will seek to stabilize share price fluctuation by investing in securities that are not highly sensitive to interest rate changes. In selecting securities for the Government Fund, GEIM will attempt to maintain the Fund's overall sensitivity to interest rates in a range similar to the average for short- to intermediate-term government bonds with maturities of one to four years.

GE Money Market Fund


The investment objective of the Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities;
(6) debt securities issued by foreign issuers; and (7) repurchase agreements and reverse repurchase agreements.

The Money Market Fund limits its portfolio investments to securities that GE Funds' Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc., and Thomson BankWatch Inc. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the GE Funds' Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost.


Cash Management Policies

In addition to investing as described above, during normal market conditions, each of the Underlying GE Funds (other than the Money Market Fund which invests primarily in money market instruments as described above) may invest a portion of its total assets in cash and/or money market instruments of the types described in the Appendix to this Prospectus for cash management purposes, pending investment in accordance with the Underlying GE Fund's investment objective and policies and to meet operating expenses. Under normal market conditions, each of the Income Fund and the Government Fund may hold a substantial portion of its assets in money market instruments, including in the case of the Government Fund short-term instruments with remaining maturities of one year or less, if such investment is deemed by GEIM to be consistent with the Underlying GE Fund's investment objective. During periods in which GEIM believes that economic, political, currency or market conditions domestically or abroad warrant, GEIM may assume, on behalf of an Underlying GE Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments of the types described in the Appendix to this Prospectus or
(ii) restrict the securities markets in which the Underlying GE Fund's assets will be invested by investing those assets in securities markets deemed by GEIM to be conservative in light of the Underlying GE Fund's investment objective and policies and to meet operating expenses. To the extent that it holds cash or invests in money market instruments, an Underlying GE Fund may not achieve its stated investment objective.

Additional Investments of the
Underlying GE Funds

The Underlying GE Funds, in addition to investing as described above, may hold one or more of the following types of instruments: repurchase agreements, reverse repurchase agreements, non-publicly traded securities, illiquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"), securities of supranational agencies and securities of other investment funds. In addition, the Underlying GE Funds may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indices, writing put and call options on securities indices, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities, entering into mortgage dollar rolls and selling securities short against the box.


These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations of the Underlying GE Funds." For additional information regarding the permitted investments, techniques and strategies of the Underlying GE Funds, see "Further Information: Additional Investments and Certain Investment Techniques and Strategies Used by the Underlying GE Funds" in the Appendix to this Prospectus, the Trust's SAI and the prospectus and statement of additional information for GE Funds.

Risk Factors and Special Considerations of the Underlying GE Funds

General. From time to time, the Underlying GE Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by GEIM for its clients, including the Trust. These transactions may have a material effect on the Underlying GE Funds, since Underlying GE Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying GE Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Underlying GE Funds to the extent that they may be required to sell securities at times when they would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. GEIM is committed to minimizing the impact of these transactions on the Underlying GE Funds to the extent it is consistent with pursuing the Funds' investment objectives and will monitor the impact of the Funds' asset allocation decisions on the Underlying GE Funds. GEIM will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between interests of the Funds and the interests of the Underlying GE Funds.

Debt Instruments. A debt instrument held by an Underlying GE Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in an Underlying GE Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying GE Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying GE Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying GE Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. A description of S&P and Moody's ratings relevant to Underlying GE Funds' investments is included as an Appendix to the Trust's SAI.

Low-rated Securities. Certain Underlying GE Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An Underlying GE Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish GEIM's ability to obtain accurate market quotations for purposes of valuing the securities held by an Underlying GE Fund and calculating the Fund's net asset value.

Non-publicly Traded and Illiquid Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by an Underlying GE Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. An Underlying GE Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Fund's net assets could be adversely affected.

Repurchase and Reverse Repurchase Agreements. A Fund or an Underlying GE Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund or the Underlying GE Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund or the Underlying GE Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund or an Underlying GE Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by an Underlying GE Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an Underlying GE Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Underlying GE Fund's obligation to repurchase the securities.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by an Underlying GE Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Underlying GE Fund's net assets. Warrants acquired by an Underlying GE Fund in units or attached to securities may be deemed to be without value.

Smaller Companies. Smaller companies in which the Premier Fund and Mid-Cap Fund may invest may involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment in Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets

(including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Currency Exchange Rates. An Underlying GE Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Covered Option Writing. Upon the exercise of a put option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the difference between the price at which the Underlying GE Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Underlying GE Fund's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that an Underlying GE Fund will be able to effect closing purchase transactions at a desired time. The ability of an Underlying GE Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

An Underlying GE Fund will engage in hedging transactions only when deemed advisable by GEIM. Successful use by an Underlying GE Fund of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Securities Index Options. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of an Underlying GE Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that an Underlying GE Fund engage in such a transaction.

Futures and Options on Futures. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Forward Currency Transactions. In entering into forward currency contracts, an Underlying GE Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Underlying GE Fund's ability to hedge against the risk of devaluation of currencies in which the Underlying GE Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying GE Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

GEIM's ability to dispose of an Underlying GE Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that an Underlying GE Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; an Underlying GE Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to an Underlying

GE Fund's position, the Underlying GE Fund could forfeit the entire amount of the premium plus related transaction costs.

Instruments and Strategies Involving Special Risks. Certain instruments in which the Underlying GE Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to an Underlying GE Fund that holds the instruments are: Rule 144A Securities, depositary receipts, debt obligations of supranational agencies, securities of other investment funds, floating and variable rate instruments, zero coupon obligations, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Underlying GE Funds are: engaging in when-issued or delayed-delivery securities transactions, lending portfolio securities and selling securities short against the box. Among the risks that some but not all of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See the Appendix to this Prospectus for a more complete description of these instruments and strategies.

MANAGEMENT OF THE TRUST
================================================================================

Board of Trustees

Overall responsibility for management and supervision of the Funds rests with the Trust's Board of Trustees. The Trustees review and approve the Asset Allocation Ranges determined by GEIM and the Investment Consultant, which designate the minimum and maximum percentages for investment among the Underlying GE Funds and which define Target investment percentages applicable to each Underlying GE Fund. In addition, the Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.

A majority of the Trust's trustees are non-interested persons of the Trust as defined in Section 2(a)(19) of the 1940 Act. However, the trustees and officers of the Trust also serve in similar positions with the GE Funds. Thus, if the interests of a Fund and the Underlying GE Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the trustees and officers of the Trust fulfill their fiduciary duties to that Fund and the Underlying GE Funds. The trustees of the Trust believe they have structured each Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Trust or a Fund separately could be adverse to the interests of an Underlying GE Fund, or the reverse could occur. If such a possibility arises, the trustees and officers of the Trust, GE Funds and GEIM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Investment Adviser and Administrator

GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, serves as the investment adviser and administrator of each Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its administrative responsibilities, GEIM, in conjunction with the Investment Consultant and subject to the supervision of the Trust's Board of Trustees, determines the Asset Allocation Ranges and Target investment percentages applicable to each Underlying GE Fund. GEIM then periodically allocates and reallocates according to market conditions and outlook each Fund's assets to the Underlying GE Funds' Targets within the Asset Allocation Ranges approved by the Board of Trustees from time to time.


In addition to serving as investment adviser to the GE Funds since their inception in 1993, GEIM has served as the investment adviser of the investment portfolios of GE Investments Funds, Inc., which are offered to insurance company separate accounts that fund certain variable contracts, since May 1997, and the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund of Financial Investors Trust since March 1997. GEIM has also served as the investment adviser to the GE Institutional Funds, which are offered to institutional investors, since their inception in November 1997. GEIM has served as sub-investment adviser to the PainWebber Global Small Cap Fund Inc. since March 1995, the International Equity and the U.S. Equity Portfolios of WRL Series Fund, Inc. since January 1997 and the International Equity Portfolio of IDEX Series Fund since February 1997. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Pension Trust and other GE benefit plans. Through GEIM and GEIC and their predecessors, GE has over 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.


As a Fund's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, will determine how each Fund's assets will be invested in the Underlying GE Funds and in money market instruments pursuant to the investment objective and policies of each Fund and, in conjunction with the Investment Consultant, will make recommendations to the Board of Trustees concerning changes to (a) the Underlying GE Funds in which the Funds may invest and (b) the Asset Allocation Ranges and Targets. The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained and will be responsible for supervising compliance with each Fund's investment objective and policies. As a Fund's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Fund; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and the Trust.

Under the agreements governing the advisory and administration services to be furnished to the Funds, GEIM has agreed to bear all expenses of the LifeStyle Funds other than brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses. For services rendered and expenses borne, each Fund pays GEIM fees for advisory and administration services provided by GEIM to the Fund that are accrued daily and paid monthly at the annual rate of .20% of the value of the Fund's average daily net assets. Each Fund, as a shareholder in the Underlying GE Funds, will indirectly bear its proportionate share of any investment advisory and administration fees and other expenses paid by the Underlying GE Funds. The effective advisory and administration fee of each of the Underlying GE Funds in which the Funds may invest is paid at the following annual rates in each case of the value of the Underlying GE Fund's average daily net assets: the Premier Fund - .60%, the U.S. Equity Fund - .40%, the Mid-Cap Fund - .60%, the Value Fund - .55%, the International Fund - .80%, the Income Fund - .35%, the Government Fund - .30% and the Money Market Fund - .25%. When combined with the fees payable by each Underlying GE Fund in which a Fund invests, the advisory and administration fee for each Fund may be higher than that paid by most mutual funds.

The agreements governing the advisory and administration services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."

Investment Consultant

The Trust and GEIM have entered into an Investment Consulting Agreement with DiMeo, Schneider & Associates, L.L.C. ("DS&A"), an Illinois limited liability company and investment advisory firm which will initially act as the Investment Consultant to the Trust's Board of Trustees. The Investment Consultant will review and analyze the Underlying GE Funds and asset allocation of the Funds among the Underlying GE Funds taking into account each Fund's stated investment objective. The Investment Consultant, in conjunction with GEIM, will determine, subject to the supervision of the Board, changes to (1) the Underlying GE Funds in which the Funds may invest and (2) the Asset Allocation Ranges and Targets. Out of its advisory and administration fee, GEIM will pay the Investment Consultant fees for investment consulting services provided by the Investment Consultant to the Board of Trustees and GEIM. These fees paid to the Investment Consultant are paid by GEIM directly and no additional cost is borne by the Funds. If there is no Investment Consultant, GEIM will perform these services and incur the related expenses directly.

DS&A, founded on May 1, 1995, is a mid-sized, independent consulting firm which offers the Funds the capabilities of much larger consulting firms through several strategic alliances with providers of research, technology and other resources. The seven founding members of DS&A previously worked as a team at Kidder, Peabody & Co., Inc. in Chicago.

Portfolio Management


Eugene K. Bolton is the Portfolio Manager of the Funds. Mr. Bolton is responsible for the overall management of the domestic equity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). In that capacity, Mr. Bolton also leads a team of portfolio managers for the U.S. Equity Fund. Mr. Bolton has more than 14 years of investment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments.


GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Shareholder Servicing and Distribution Plans Adopted by the Underlying GE Funds


GE Funds has adopted Shareholder Servicing and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each Underlying GE Fund, other than the Money Market Fund. Under the Plans, GE Funds will pay GEIM, with respect to the Class A shares of an Underlying GE Fund, an annual service fee of .25% of the value of the Underlying GE Fund's average daily net assets attributable to the Class and an annual distribution fee of .25% of the value of the Underlying GE Fund's average daily net assets attributable to the Class. The annual service fee is used by GEIM to compensate itself or others, including GE Investment Distributors Inc., the distributor of the Underlying GE Funds' shares ("GEID" or the "Distributor"), for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Class A shares ("Shareholder Services"). The distribution fee is used to compensate GEIM or to allow GEIM to compensate others, including the Distributor, for its expenses associated with activities that are primarily intended to result in the sale of Class A shares of the Underlying GE Funds ("Selling Services"). Fees to be paid with respect to the Underlying GE Funds under the Plans will be calculated daily and paid monthly by the GE Funds.


Shareholders of the Funds offered by this Prospectus will indirectly bear the Fund's pro rata share of these 12b-1 fees paid by Class A shares of the Underlying GE Funds. Payments made pursuant to the Plans that are attributable to shares of the Funds are used to pay for providing Shareholder Services and Selling Services to LifeStyle Fund shareholders as if they were direct shareholders in the Underlying GE Funds. Because compensation is paid pursuant to the Plans for the provision of Shareholder Services and Selling Services to shareholders of the LifeStyle Funds, it is unnecessary for LifeStyle Funds' Board of Trustees to adopt plans pursuant to Rule 12b-1 under the 1940 Act and, accordingly, no 12b-1 fees are paid directly by shareholders of LifeStyle Funds.

Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing shareholders of a Fund with (i) information on the Funds' and the Underlying GE Funds' investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Fund or the Underlying GE Funds or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Funds or the Underlying GE Funds specifically;
(v) access to a telephone inquiry center relating to the Funds; and other similar services not otherwise required to be provided by the Funds' custodian or transfer agent. Selling Services include, but are not limited to (a) the printing and distribution to prospective investors in the Funds of prospectuses and statements of additional information that are used in connection with sales of shares of the Funds; (b) the preparation, including printing, and distribution of sales literature and media advertisements relating to shares of the Funds; and (c) distributing shares of the Funds. Service providers who assist GEIM in rendering Shareholder Services or Selling Services ("Service Providers") will be compensated by GEIM as described above.

Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEIM or any Service Provider, and the payments may exceed expenses actually incurred by GEIM and/or a Service Provider. GE Funds' Board of Trustees evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEIM and/or Service Providers and amounts GEIM and/or Service Providers receive under the Plans.

PURCHASE OF SHARES
================================================================================

General

Fund shares are sold on a continuous basis by the Distributor. A purchase order will be processed at the net asset value next determined with respect to the shares of the Fund being purchased after your purchase order (or your wire, if applicable) has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value."


The minimum initial investment in a Fund, including investments in regular Individual Retirement Accounts, Roth Individual Retirement Accounts and Education Individual Retirement Accounts (collectively, "IRAs"), is $500 and the minimum for subsequent investments is $100. The minimum initial investment for any purchase through the Direct Deposit Privilege, Payroll Savings Plan and Automatic Investment Plan is $25 and the minimum for subsequent investment is $25. Purchase orders for shares of a Fund will be accepted by the Trust only on a day on which the Fund's net asset value is calculated. See "Net Asset Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Fund. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates representing shares in any Fund.

Shares of the Funds may be purchased directly from the Distributor or through authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the Distributor ("Authorized Firms"), as follows:

Through Authorized Firms. Initial purchases of shares through Authorized Firms should be made with the assistance of a sales representative (a "Sales Representative"). Subsequent investments may be made with a Sales Representative or, depending on the type of account, mailed directly to the Trust. When making subsequent investments directly to the Trust, make your check payable to GE LifeStyle Funds and clearly indicate your account number on the check.

Initial or subsequent purchases of shares through Authorized Firms can also be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your Sales Representative for further instructions. Your financial institution may charge a fee for wiring to your account.

If you purchase shares through a Sales Representative, your Authorized Firm will be responsible for transmitting your order promptly to State Street. Orders will be accepted only upon receipt by State Street of all documentation required to be submitted in connection with such order. If you purchase or redeem your shares through an Authorized Firm, you may be subject to service fees imposed by that Firm.

Other investors not being assisted by a Sales Representative of an Authorized Firm may purchase shares in a manner described below:

By Mail. Investors may send a check made payable to GE LifeStyle Funds in U.S. currency along with account information and instructions to the Trust, at:

         GE LifeStyle Funds
         P.O. Box 419631
         Kansas City, MO 64141-6631

For overnight package delivery:


         GE LifeStyle Funds
         c/o National Financial Data Services Inc.
         330 West Ninth Street
         Kansas City, MO 64105


Investors should send all account information and instructions that are accompanied by a check payable to GE LifeStyle Funds in payment for shares to the Trust. Third-party checks or endorsed checks are not accepted by the Trust for payment for shares of a Fund. A purchase of shares of a Fund will be effected in accordance with a completed order at the Fund's net asset value next determined after receipt. If the check used for the purchase does not clear, the Trust will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank. Investors may obtain an account application necessary to open an account by telephoning the Trust at the applicable toll free number listed on the back cover of the Prospectus or by writing to the Trust, at:

         GE LifeStyle Funds
         P.O. Box 120065
         Stamford, CT 06912-0065

For overnight package delivery:


         GE LifeStyle Funds
         c/o National Financial Data Services Inc.
         330 West Ninth Street
         Kansas City, MO 64105


By Wire. Purchase orders for shares of a Fund may be transmitted by wire. Wire orders will not be accepted until a completed account application in proper form has been received by the Trust at the address set forth above. After the Trust receives an application, an investor should then wire Federal funds (minimum $1,000) to: State Street Bank and Trust Company (ABA #0110-0002-8; DDA No. 9904-641-9) For: [Name of Fund] Account of: [Investor's name, address and account number].

If a wire is received by the close of regular trading on the NYSE (currently 4:00 p.m. New York time), the shares will be priced according to the net asset value of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund's net asset value per share is next determined. Payment for orders that are not accepted will be returned to the prospective investor promptly.

By Direct Deposit Privilege. The Trust offers a Direct Deposit Privilege (the "Privilege"), which enables investors to purchase shares of a Fund (minimum of $25) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government, or a GE employee's payroll check, automatically deposited into their Fund account. An investor must also meet the minimum initial investment criteria set forth above. An investor should consult his or her employer for instructions. Death or legal incapacity will terminate the Privilege for an investor. An investor may elect at any time to terminate participation by notifying in writing the appropriate Federal agency. Further, the Trust may terminate participation upon 30 days' notice to the investor.

By Payroll Savings Plan. The Payroll Savings Plan offered by the Trust permits an investor to purchase shares of a Fund (minimum of $25) automatically on a regular basis, provided the investor has met the minimum initial investment criteria set forth above. Depending upon the direct deposit program established with an investor's employer, part or all of such investor's paycheck may be transferred to an existing account electronically at each pay period (through the Automated Clearing House). To establish a Payroll Savings Plan account, an authorization form must be sent to the Trust at:

         GE LifeStyle Funds
         P.O. Box 120065
         Stamford, CT 06912-0065

For overnight package delivery:


         GE LifeStyle Funds
         c/o National Financial Data Services Inc.
         330 West Ninth Street
         Kansas City, MO 64105


The necessary authorization form may be obtained from the Trust. Investors may change the amount of purchase or cancel the authorization only by written notification to the Trust. The Trust may modify or terminate the Payroll Savings Plan at any time or charge a service fee. No such fee currently is contemplated.

By Automatic Investment Plan. Investors may arrange to make purchases of shares automatically on a monthly basis by electronic funds transfer (minimum $25 per transaction) from the checking, NOW, bank money market deposit account or credit union account designated by the investor if their bank or credit union is a member of an automated clearing house or by preauthorized checks drawn on their bank or credit union account. Investors must also meet the minimum initial investment criteria set forth above. Shareholders will receive confirmations for transactions and a debit entry will appear on the bank or credit union statement. To make arrangements for automatic monthly investments, call the Trust at the applicable toll free number listed on the back cover of the Prospectus for further information. Investors may change the purchase amount or terminate this privilege at any time. The Trust may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.

Sales Charges

Shares of the Funds described in this Prospectus will be offered at their net asset value next determined, plus a sales charge, if applicable. The sales charge payable upon the purchase of shares will vary with the amount of purchase as shown in the following table:


                                              Total Front-End                     Maximum  Dealers'
                                               Sales Charge                         Reallowance*
                                  ---------------------------------------         ------------------
                                  As a Percentage        As a Percentage           As a Percentage
 Amount of Purchase at                 of                        of                      of
 Offering Price                   Offering Price          Amount Invested          Offering Price
---------------                   ---------------        ----------------          ------------------
Less than $50,000                      5.75%                    6.10%                  5.25%
$50,000 but less than $100,000         4.25                     4.44                   3.75
$100,000 but less than $250,000        3.25                     3.36                   2.75
$250,000 but less than $500,000        2.50                     2.56                   2.00
$500,000 but less than $1,000,000      2.00                     2.04                   1.55
$1,000,000 or more                     0                        0                        **

--------------------------------------------------------------------------------
* The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

** For purchases in excess of $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, .50% of the next $45 million and .25% thereafter to the selling dealer.

No sales charge is imposed on shares purchased through reinvestment of dividends or capital gains distributions. In addition, shares are offered without any sales charge with respect to: (1) purchases of $1 million or more by an investor, including an investment by an employee retirement plan that seeks the additional services provided to the Funds offered by this Prospectus ("Employee Retirement Plans"), (2) all purchases by Employee Retirement Plans which have 250 or more eligible employees, (3) all purchases by Employee Retirement Plans, including Plans that purchase less than $1 million of shares and which have less than 250 eligible employees, if such Plans purchase the shares exclusively through the Distributor and not through an Authorized Firm, (4) all purchases directly by individuals who may invest in the Funds through Employee Retirement Plans currently invested in the Funds, and who purchase shares exclusively through the Distributor and not through an Authorized Firm, (5) all purchases by officers, directors, employees and registered representatives of Authorized Firms which have entered into sales agreements with the Distributor or financial institutions through which shares of the Funds are being offered or made available for sale, (6) all purchases made through certain broker-dealers, financial institutions, recordkeepers and other financial intermediaries who charge a management, consulting or other fee for their services (each, a "Financial Intermediary," collectively, the "Financial Intermediaries") and who have an agreement with or among the Trust, GEIM or the Distributor, requiring the Trust, GEIM or the Distributor to compensate the Financial Intermediary for administrative, subaccounting, transfer agency and/or other services, (7) all purchases resulting from offerings made to selected customers of certain subsidiaries and divisions of GE, including any subsequent purchases by persons who invest through such offerings, provided that any such person maintains an account with the Trust in its, his or her name at the time of the subsequent purchase and the investment is made in that name, or as custodian for a minor or in an individual retirement account for the customer, (8) all purchases by certain customers of GE who previously purchased shares during a special limited offering of such shares of GE Funds by the Distributor, provided that the customer maintains an account with GE Funds in its, his or her name at the time of the current purchase and the investment is made in that name, or as custodian for a minor or in an individual retirement account for the customer and (9) all purchases made through certain broker-dealers that have entered into an agreement with the Distributor for sales to supplemental savings plans at a single employer with 750 or more eligible investors when such purchases are made through the Payroll Savings Plan or other systematic investment plan.


Reduced sales charges are available under a combined right of accumulation under which an investor may combine (1) the value of shares held in the Fund, (2) the value of shares held in another Fund with respect to which the investor has previously paid, or is subject to the payment of, a sales charge, and (3) the value of shares being purchased. For example, if an investor owns shares of the Conservative Fund and the Moderate Fund that have an aggregate value of $92,000, and makes an additional investment in shares of the Conservative Fund of $15,000, the sales charge applicable to the additional investment would be 3.25% rather than the 5.75% normally charged on a $15,000 purchase. In addition, Employee Retirement Plans may include, as part of the calculation of accumulation benefits, purchases of interests in other pooled investment vehicles, which are made available to such investors and specified by the Distributor as eligible for accumulation benefits in sales agreements with Authorized Firms.

By signing a Letter of Intent form available from the Distributor, an investor becomes eligible for the reduced sales load applicable to the total number of shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent), pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales load, the shares an investor beneficially owns (on the date of submission of the Letter of Intent) in any Fund that may be used toward "right of accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

State Street will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. Additionally, if the total purchases within the period exceed the amount specified in the Letter of Intent, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made in the form of additional shares credited to the shareholder's account at the then current offering price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, State Street, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

The Funds also offer a reinstatement privilege under which a shareholder that has redeemed shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. See the SAI for the tax consequences when, within 90 days of a purchase of shares, the shares are redeemed and reinvested in a Fund.

Subsequent Purchase of Shares

Investors may purchase additional shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number.

Purchases Through Intermediaries

Shares of each of the Funds are available to clients and customers of Financial Intermediaries as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEIM or the Distributor and such Financial Intermediaries. Financial Intermediaries may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust. Therefore, a client or customer should contact their investment adviser and/or Financial Intermediary acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his or her account with the Financial Intermediary. Financial Intermediaries will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEIM or the Distributor.

The Trust has authorized certain Financial Intermediaries and their authorized designees to accept purchase and redemption orders on behalf of the Trust. The Trust is deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee accepts the order from its client or customer. Orders received in such a manner will be priced according to the net asset value of the Fund next determined after the order is received by the Financial Intermediary or its authorized designee.

Reinstatement Privilege

The Trust also offers a reinstatement privilege under which a shareholder that has redeemed shares of a Fund may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing.

For purposes of determining the amount of any CDSCs payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected). The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. See the Statement of Additional Information for the tax consequences when, within 90 days of a purchase of shares of a Fund the shares are redeemed and reinvested in a Fund.

RETIREMENT PLANS
================================================================================

Shares of each of the Funds are available for purchase by IRAs, including GE IRAs, and retirement plans for self-employed individuals. Shares are also available for purchase by certain Employee Retirement Plans (including defined benefit plans and defined contribution plans meeting the requirements of Section 401(k) of the Code, eligible deferred compensation plans meeting the requirements of Section 457(b) of the Code and plans qualified under Section 403(b)(7) of the Code) that seek the additional services provided to the Funds offered by this

Prospectus. Details about the procedure to be followed by the foregoing retirement plans in investing in the Funds are available through the Distributor. Investors interested in establishing a GE IRA should contact the Distributor at the toll free number listed on the back cover of the Prospectus to obtain the necessary documentation. See the GE IRA Disclosure Statement and Custodial Account Agreement for a description of the fees associated with establishing a GE IRA.

REDEMPTION OF SHARES
================================================================================

Redemptions in General


Shares of each Fund may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. Redemption proceeds will be subject to no charge, except that a CDSC will be imposed if the shares are redeemed within one year of purchase and if the shares were not subject to a front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more. Additionally, no CDSC is imposed to the extent that the value of shares being redeemed represents (1) reinvestment of dividends or capital gains distributions or (2) capital appreciation of shares being redeemed. The amount of the CDSC will be calculated by multiplying 1% by the lesser of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption.


In determining the applicability of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. A shareholder who exchanges shares of a Fund for shares of the Money Market Fund and then exchanges those Money Market Fund shares for shares of a Fund will be subject to having the same period of time in which his shares were invested in the Money Market Fund tolled when computing the CDSC. The Trust will waive the CDSC on redemptions of shares of the Funds upon the death or disability of a shareholder. The CDSC would be waived when the decedent or disabled person is either an individual shareholder or, in the case of death, owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver of the CDSC would apply to a total or partial redemption but only to redemptions of shares held at the time of the death or initial determination of disability. The Trust will also waive the CDSC on redemptions of shares of the Funds representing a minimum required distribution from an IRA effected pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below).

A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check. Shares of a Fund may be redeemed in the following ways:

Redemptions through an Authorized Firm

An investor whose shares are purchased with the assistance of a Sales Representative may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. If such investor is also the shareholder of record of those accounts on the books of State Street, he or she may redeem shares pursuant to the methods described below. Such an investor using the redemption by mail or wire methods, must arrange with the Authorized Firm for delivery of the required forms to State Street. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers' account with the redemption proceeds, if applicable) on a timely basis.

Redemption by Mail

Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder's account number and
(4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust, at:

         GE LifeStyle Funds
         P.O. Box 419631
         Kansas City, MO 64141-6631

For overnight package delivery:


         GE LifeStyle Funds
         c/o National Financial Data Services Inc.
         330 West Ninth Street
         Kansas City, MO 64105


Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

Redemption by Telephone

Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Trust). A fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder's address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500 and the maximum telephonic check redemption request is $50,000. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by an Employee Retirement Plan may not be effected by telephone.

Telephonic redemption requests should be made by calling the applicable toll free number listed on the back cover page of the Prospectus. Confirmation of telephonic redemptions will be sent within seven days of the date of redemption but will normally be sent in less time. Wire transfer of funds will be made within two business days following the telephonic request.

Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:


         GE LifeStyle Funds
         P.O. Box 419631
         Kansas City, MO 64141-6631

For overnight package delivery:


         GE LifeStyle Funds
         c/o National Financial Data Services Inc.
         330 West Ninth Street
         Kansas City, MO 64105


By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

Systematic Withdrawal Plan

The Trust's Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder's account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

Involuntary Redemptions


An account of a shareholder of a Fund that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through an Employee Retirement Plan and accounts initially established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed. Proceeds of such a redemption will be mailed to the shareholder.


Distributions in Kind

If the Trust's Board of Trustees determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE
================================================================================

Under an exchange privilege offered by the Trust, shares of a Fund offered by this Prospectus may be exchanged for shares of any other Fund offered by this Prospectus at their respective net asset values. In addition, shares of a Fund offered by this Prospectus may be exchanged for Class A Shares of GE Funds or shares of the Money Market Fund at their net asset values. The privilege is available to shareholders residing in any state in which shares of the applicable Fund or GE Fund being acquired may legally be sold. An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

Shareholders who exchange their shares for the Money Market Fund shares will be subject to the CDSC applicable to such shares at the time the shareholder redeems such Money Market Fund shares. Upon an exchange of shares for Class A shares of a GE Fund, the new Class A shares will be deemed to have been purchased on the same date as the shares of the LifeStyle Fund which have been exchanged for CDSC calculation purposes.

Class A shares of the GE Funds are available without a sales charge through exchanges between Class A shares and shares of Funds which were sold by Authorized Firms and were subject to a sales charge. GEIM or its affiliates may compensate selling dealers for their efforts in effecting these exchanges at no additional cost to investors.

Shareholders exercising the exchange privilege should review the prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange. The Trust reserves the right to reject any exchange request.

NET ASSET VALUE
================================================================================

Each Fund's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Fund is computed by dividing the value of the Fund's net assets attributable to that Fund by the total number of shares outstanding. The assets of each Fund consist primarily of the Underlying GE Funds, which are valued at their respective net asset values at the time of computation. Redemptions in kind will be valued on the effective date of the exchange at the net asset value of the Underlying GE Funds. In general, the Underlying GE Funds value their portfolio securities at market value or, in the absence of market value, at fair value as determined by or under the direction of the GE Funds' Board of Trustees.

Any short-term investments of the Funds that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Trust's Board of Trustees determines that amortized cost is fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Dividends and Distributions


Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the Fund and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to net investment income are declared and paid annually. Written confirmations relating to the automatic reinvestment of dividends will be sent to shareholders within five days following the payment date. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Funds are accrued daily and deducted from net asset value before declaration of dividends to shareholders.


Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

Taxes

Each Fund is treated as a separate entity for Federal income tax purposes. As a result, the amounts of net investment income and net realized capital gains subject to tax are determined separately for each Fund (rather than on a Trust-wide basis).


The Trust intends that each Fund qualify each year as a regulated investment company under the Code. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains will be treated as ordinary income taxable to shareholders (other than tax-exempt retirement plans and other tax exempt investors), and distributions of a Fund's net realized long-term capital gains will be taxable to shareholders as long-term capital gains, in each case regardless of how long shareholders have held their shares of the Fund and whether the dividends or distributions are received in cash or are reinvested in additional shares of the Fund. As a general rule, a shareholder's gain or loss on a sale or redemption (including a redemption in kind) of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Further, any loss realized upon the sale or redemption of any Fund shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent derived from dividends paid by Underlying GE Funds that qualify for such deduction.

Net investment income or capital gains earned by the Underlying GE Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Underlying GE Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Underlying GE Funds' assets to be invested within various countries is not now known. GE Funds intends that the Underlying GE Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.


If more than 50% in value of an Underlying GE Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying GE Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate portion of the electing fund's foreign income and related foreign taxes in income even though the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes or, subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each Fund may invest in the International Fund, which expects to be eligible to make the above-described election. While each Fund will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Fund will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Funds will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying GE Funds, while persons who invest directly in such Underlying GE Funds may have that option.


The Funds may be required to withhold for U.S. federal income tax purposes 31% of all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT
================================================================================

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for receiving acceptance orders for the purchase of shares and processing redemption requests.

DISTRIBUTOR
================================================================================


GE Investment Distributors Inc., located at 777 Long Ridge Road, Building B, Stamford, Connecticut, 06927, serves as distributor of the Funds' shares. The Distributor, an indirect wholly-owned subsidiary of General Electric Company, also serves as Distributor for the GE Funds, GE Institutional Funds, GE Investments Funds, Inc. and the Elfun Funds. GEIM or its affiliates, at their own expense, may allocate portions of their revenues or other resources to assist the Distributor in distributing shares of the Funds, by providing additional promotional incentives to dealers. In some instances, these incentives may be limited to certain dealers who have sold or may sell significant numbers of shares of the Funds. The Distributor routinely offers dealers in Fund shares the opportunity to participate in contests for which prizes include tickets to theater and sporting events, dining, travel to meetings and conferences held in locations remote from their offices and other items.


THE FUNDS' PERFORMANCE
================================================================================

Certain information about the Funds' performance is set out below.



Total Return

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each Fund. This total return figure shows an average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Fund. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Fund, for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Reflecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data.

The Trust may, in addition to quoting a Fund's average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performance. The SAI describes the method used to determine a Fund's yield and total return.

Comparative Performance Information

In reports or other communications to shareholders of a Fund or in advertising materials, the Trust may compare the Fund's performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

ADDITIONAL MATTERS
================================================================================

The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Commonwealth of Massachusetts on June 21, 1996. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established six such series, each offering a single class of shares. The other three series of the Trust are offered by a separate prospectus.

When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) a matter affecting the interests of one or more of the Funds, in which case only shares of the affected Funds would be entitled to vote or (2) when the 1940 Act or separate agreement applicable to a Fund requires that shares of the Funds be voted by individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Each Fund will vote its Underlying GE Fund shares in proportion to the votes of all other shareholders in each respective Underlying GE Fund.


The Bardon Group, Atlantis Plastics Inc. and Beamsail & Co. - Doubletree may each be deemed to be a controlling person of the GE Conservative Strategy Fund; The Bardon Group and Beamsail & Co. - Doubletree may each be deemed to be a controlling person of the GE Moderate Strategy Fund; and The Bardon Group, Beamsail & Co. - Doubletree and Central Lewmar Inc. may each be deemed to be a controlling person of GE Aggressive Strategy Fund. Each of the persons listed above may be deemed to be a controlling person of the relevant Fund because that person's beneficial ownership of the Fund exceeds 25% of that Fund's voting securities.


The Trust will send to each shareholder of each Fund a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Fund. Only one report each will be mailed to a single address at which more than one shareholder with the same last name had indicated mail is to be delivered. Shareholders may request additional copies of any report by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address set forth on the front cover page of the Prospectus.

                                    APPENDIX

       FURTHER INFORMATION: ADDITIONAL INVESTMENTS AND CERTAIN INVESTMENT
            TECHNIQUES AND STRATEGIES USED BY THE UNDERLYING GE FUNDS

The Underlying GE Funds may engage in a number of investment techniques and strategies, including those described below. No Underlying GE Fund is under any obligation to use any of the techniques and strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Underlying GE Fund.

Money Market Instruments. Each Fund and each Underlying GE Fund, other than the Money Market Fund, may invest in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. In addition to the foregoing money market instruments, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, including, in the case of the Funds, the Money Market Fund. See "Investment in Other Investment Funds" below.

Each Fund and each Underlying GE Fund, other than the Money Market Fund, may also invest up to 25% of its assets in GEI Short-Term Investment Fund (the "Investment Fund"), a fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market Fund) and other accounts advised by GEIM and GEIC. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by the Investment Fund, nor will the Funds or the Underlying GE Funds incur any sales charge, redemption fee, distribution fee or service fee in connection with their investments in the Investment Fund.

Repurchase and Reverse Repurchase Agreements. Each Fund and each Underlying GE Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds and Underlying GE Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund or an Underlying GE Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Funds or Underlying GE Funds enter into repurchase agreements.

The Money Market Fund and the Value Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with GE Funds' custodian or designated sub-custodian.

Non-publicly Traded and Illiquid Securities. Each Underlying GE Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the GE Funds' Board of Trustees based upon the trading markets for the securities. In addition, each Underlying GE Fund, other than the Money Market Fund, may invest up to 15% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by an Underlying GE Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by an Underlying GE Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guidelines established by the GE Funds' Board of Trustees.

Structured and Indexed Securities. The Income Fund and the Government Fund may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased, depending on changes in the value of the reference instrument. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Income Fund and the Government Fund will bear the market risk of the reference instrument.

Purchasing Put and Call Options on Securities. Each Underlying GE Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. An Underlying GE Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, an Underlying GE Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by an Underlying GE Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. An Underlying GE Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by an Underlying GE Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of an Underlying GE Fund. In addition, the premiums paid by an Underlying GE Fund in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

Covered Option Writing. Each Underlying GE Fund, other than the Money Market Fund, may write covered put and call options on securities. An Underlying GE Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Underlying GE Funds with option-writing authority write only covered options. A put or call option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds - Covered Option Writing" in the SAI for specific situations where put and call options will be deemed to be covered by an Underlying GE Fund.

An Underlying GE Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, an Underlying GE Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of an Underlying GE Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Underlying GE Funds with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.

Option writing for an Underlying GE Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, an Underlying GE Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position.

Securities Index Options. In seeking to hedge all or a portion of its investments, an Underlying GE Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Underlying GE Fund's portfolio. The Underlying GE Funds with such option writing authority may write only covered options. An Underlying GE Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.

A securities index option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds - Covered Option Writing" in the SAI for specific situations where securities index options will be deemed to be covered by an Underlying GE Fund. If the Underlying GE Fund has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

Futures and Options on Futures. Each Underlying GE Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Underlying GE Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An Underlying GE Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian, or a designated sub-custodian, or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Underlying GE Funds - Covered Option Writing" in the SAI) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Forward Currency Transactions. Each Underlying GE Fund, other than the Money Market Fund, may hold currencies to meet settlement requirements for foreign securities and each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Underlying GE Fund will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying GE Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. An Underlying GE Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that an Underlying GE Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with GE Funds' custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

Upon maturity of a forward currency contract, an Underlying GE Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. GE Funds may also be able to negotiate such an offset on behalf of an Underlying GE Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to an Underlying GE Fund.

In hedging a specific portfolio position, an Underlying GE Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. An Underlying GE Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

Options on Foreign Currencies. Each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Underlying GE Funds with such option writing authority may write only covered options. No Underlying GE Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by an Underlying GE Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. GE Funds will limit the premiums paid on an Underlying GE Fund's options on foreign currencies to 5% of the value of the Underlying GE Fund's total assets.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, an Underlying GE Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Underlying GE Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Underlying GE Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by an Underlying GE Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Underlying GE Fund's when-issued or delayed-delivery purchase commitments will be segregated with the GE Funds' custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose an Underlying GE Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in an Underlying GE Fund's net asset value.

Lending Portfolio Securities. Each Underlying GE Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of an Underlying GE Fund's assets taken at value. The Underlying GE Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing an Underlying GE Fund's loans of securities are segregated and maintained at all times with the GE Funds' custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. In lending securities, an Underlying GE Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Rule 144A Securities. Each of the Underlying GE Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to an Underlying GE Fund's limitation on the purchase of illiquid securities, unless the GE Funds' Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. An Underlying GE Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The GE Funds' Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.

Depositary Receipts. Each Underlying GE Fund, other than the Money Market Fund, may each invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each Underlying GE Fund, other than the Money Market Fund, may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Supranational Agencies. Each Underlying GE Fund may invest up to 10% of its assets in debt obligations of supra-national agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World
Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt Obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Investments in Other Investment Funds. Each Underlying GE Fund, other than the U.S. Equity Fund and Money Market Fund, may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. In addition, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, which in the case of the Fund may include shares of GE Money Market Fund. Under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Investments by the Funds or the Underlying GE Funds (other than the Money Market Fund) in the GEI Short-Term Investment Fund, a fund advised by GEIM and created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market Fund) and other accounts advised by either GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. To the extent an Underlying GE Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Floating and Variable Rate Instruments. The Income Fund, the Government Fund and the Money Market Fund may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon Obligations. The U.S. Equity Fund, the Income Fund, the Government Fund and the Money Market Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of the U.S. Equity

Fund, the Income Fund and the Government Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the U.S. Equity Fund, the Income Fund and the Government Fund are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the U.S. Equity Fund, the Income Fund or the Government Fund to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Government Fund may invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

Mortgage Related Securities. The mortgage related securities in which the Income Fund and the Government Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Fund or the Government Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Income Fund and the Government Fund. Because prepayments of principal generally occur when interest rates are declining, the Income Fund and the Government Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Fund or the Government Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Fund and the Government Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Fund or the Government Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Income Fund nor the Government Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Income Fund's and the Government Fund's net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Income Fund or the Government Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund and the Government Fund invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, each of the Income Fund and the Government Fund limit their investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Government Stripped Mortgage Related Securities. The Income Fund and the Government Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Fund and the Government Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Fund or the Government Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Fund's or the Government Fund's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Income Fund and the Government Fund expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Fund or the Government Fund will be able to effect a trade of a government stripped mortgage related security at a desired time. The Income Fund and the Government Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the GE Funds' Board of Trustees, the GE Funds treat government stripped mortgage related securities as illiquid and will limit each of the Income Fund's and the Government Fund's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Income Fund and the Government Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Income Fund or the Government Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Income Fund's and the Government Fund's investment objective and policies and subject to the review and approval of the GE Funds' Board of Trustees, the Income Fund and the Government Fund may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. With respect to up to 25% of their total assets each of the Income Fund and the Government Fund may, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterpart to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Underlying GE Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying GE Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying GE Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Underlying GE Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of the Income Fund and the Government Fund propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. The Mid-Cap Fund, the Value Fund, and the International Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

                               GE LIFESTYLE FUNDS

                         o GE Conservative Strategy Fund

                           o GE Moderate Strategy Fund

                          o GE Aggressive Strategy Fund

             For information contact your investment professional or
               call the following toll free number: 1-800-242-0134

--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS PROSPECTUS BY REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF LIFESTYLE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIFESTYLE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, AN OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------



RS-LS-1  11/98

[GE Logo]

                                                              GE LifeStyle Funds

                          GE LifeStyle Funds Prospectus


November 30, 1998


GE Conservative Allocation Fund
GE Moderate Allocation Fund
GE Aggressive Allocation Fund


                                                                       [GE Logo]

                                                     Prospectus begins on page 1

[Logo]                                                        GE LIFESTYLE FUNDS
--------------------------------------------------------------------------------


GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is an open-end management investment company that offers a selection of asset allocation investment funds (each a "Fund" and collectively the "Funds"). Each Fund seeks to achieve its objective by primarily investing in certain portfolios of GE Funds ("Underlying GE Funds"). The Trust is currently comprised of six series, three of which are offered by a separate prospectus. This Prospectus describes the following three Funds currently offered by the Trust:


o GE Conservative Allocation Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective through investment in a mix of equity-oriented funds and fixed income-oriented funds, with a bias towards equity oriented or fixed income-oriented funds to be determined by then current market forces.

o GE Moderate Allocation Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective through investment in various equity-oriented funds and fixed income-oriented funds, with the bias toward equity-oriented funds for enhanced growth potential.

o GE Aggressive Allocation Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective through investment in a selection of equity-oriented funds and fixed income-oriented funds, typically with a strong bias under normal market conditions toward equity-oriented funds for substantial growth potential.


Shares of the Funds offered by this Prospectus are currently available only to defined benefit or contributions plans (including plans meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code")), retirement plans established under section 403(b) of the Code, eligible deferred compensation plans meeting the requirements of Section 457(b) of the Code and tax-exempt organizations enumerated in Section 501(c)(3) of the Code, that do not seek additional services provided or paid by GE Investment Management Incorporated, the Trust's investment adviser, or its affiliates in connection with their investment in the Funds.

Shares of the Funds are not deposits with or obligations of any financial institution, are not guaranteed or endorsed by any financial institution or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


This Prospectus sets forth certain information about the Funds and the Trust that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


Additional information about the Funds and the Trust, contained in a Statement of Additional Information (the "SAI") dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Trust. The SAI is also available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The SAI is incorporated in its entirety by reference into this Prospectus.


                      GE INVESTMENT MANAGEMENT INCORPORATED
                      Investment Adviser and Administrator

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.


November 30, 1998

                                TABLE OF CONTENTS

Expense Information.......................................................3
LifeStyle Funds...........................................................6
Investment Objectives and Management Policies.............................7
Risk Factors and Special Considerations of LifeStyle Funds................9
Portfolio Turnover.......................................................11
Description of the Underlying GE Funds...................................11
Management of the Trust..................................................24
Retirement Plans.........................................................27
Purchase of Shares.......................................................28
Redemption of Shares.....................................................29
Exchange Privilege.......................................................29
Net Asset Value..........................................................29
Dividends, Distributions and Taxes.......................................30
Custodian and Transfer Agent.............................................32
Distributor..............................................................32
The Funds'Performance....................................................32
Additional Matters.......................................................34

Appendix - Further Information:  Additional Investments
           and Certain Investment Techniques and
           Strategies Used by the Underlying GE Funds.....................i

3003 Summer Street
Stamford, Connecticut 06905
(800) 242-0134

EXPENSE INFORMATION

The purpose of the following table is to assist an investor in understanding the expenses that an investor in the Funds offered by this Prospectus will bear directly in connection with an investment in each Fund's shares ("Direct Expenses"). In addition to these Direct Expenses, Fund shares will indirectly bear their pro rata share of the expenses of the Underlying GE Funds ("Indirect Expenses").


Fee Table

Shareholder                    GE Conservative      GE Moderate       GE Aggressive
Transaction Expenses           Allocation Fund    Allocation Fund    Allocation Fund
--------------------           ---------------    ---------------    ---------------
Maximum Sales Load Imposed on
Purchases of Shares (as a
percentage of offering price):      None               None               None

Maximum Sales Load Imposed on
Reinvested Dividends (as a
percentage of offering price):      None               None               None

Maximum Contingent Deferred
Sales Load (as a percentage of
redemption proceeds):               None               None               None

Redemption Fees (as a
percentage of amount
redeemed):                          None               None               None

Maximum Exchange Fee:               None               None               None

Annual Fund Operating Expenses
(Direct Expenses) (as a
percentage of average net
assets):

Advisory and Administration
fees:                               .20%               .20%               .20%

12b-1 fees:                         None               None               None

Other expenses (after
reimbursement):                     .00%               .00%               .00%

Total Operating Expenses
(after reimbursement):+             .20%               .20%               .20%




+ The fee table reflects a determination by the Fund's investment adviser to voluntarily reduce or otherwise limit "Other Expenses" on an annualized basis. In the absence of this determination, "Other Expenses" of the GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund would have equalled 7.71% and "Total Operating Expenses" of the GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund would have equalled 7.91%.


Total Combined Expense Ratios (Including Indirect Expenses)
(as a percentage of average net assets)


Based on the expense ratios of the Underlying GE Funds plus those of each LifeStyle Fund, assuming each Fund's target investment in each Underlying GE Fund is maintained, the total average weighted combined operating expenses for shares of the Funds offered by this Prospectus are estimated to be as follows:

                                                 Total Combined
                                                Expense Estimates
                                                -----------------

GE Conservative Allocation Fund                         .89%
GE Moderate Allocation Fund                             .95%
GE Aggressive Allocation Fund                          1.01%


Expenses are estimated based upon the target asset allocations for each LifeStyle Fund as set forth below under "Investment Objectives and Management Policies."


The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "Management of the Trust." Under the agreements governing the advisory and administration services to be furnished to the Funds by GE Investment Management Incorporated ("GEIM"), the Trust's investment adviser, GEIM bears expenses of each Fund including, but not limited to, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining the Trust's legal existence and the costs involved in communicating with shareholders of the Funds, but excluding brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses.

The Funds offered by this Prospectus will invest only in Class D shares of the Underlying GE Funds, which are currently offered with no initial sales charge, redemption fee or shareholder servicing and distribution fees. The Funds offered by this Prospectus will indirectly bear their pro rata share of fees and expenses, including investment management fees, incurred by the Underlying GE Funds that are applicable to Class D shareholders. The investment returns of each Fund, therefore, will be net of the expenses of the Underlying GE Funds in which it is invested. The following chart shows the estimated expense ratios applicable to Class D shares of each Underlying GE Fund held by a Fund, based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these numbers may not be the same as the numbers that appear in the GE Funds' Annual Report, dated September 30, 1998.

Indirect Expenses


Underlying GE Fund                                           Expense Ratio*
------------------                                           --------------

GE Premier Growth Equity Fund.................................... .90%
GE U.S. Equity Fund.............................................. .50%
GE Mid-Cap Growth Fund........................................... .90%
GE Value Equity Fund............................................. .85%
GE International Equity Fund.....................................1.07%
GE Fixed Income Fund............................................. .55%
GE Short-Term Government Fund.................................... .45%
GE Money Market Fund............................................. .50%

----------
* The expense ratios of the Class D shares of the Underlying GE Funds may reflect fee waivers and expense reimbursements. Absent these fee waivers on the Class D shares of the Underlying GE Funds, the expense ratios anticipated to be incurred during the current fiscal year would be as follows: GE Premier Growth Equity Fund -- .99%, GE U.S. Equity Fund --
     .58% GE Mid-Cap Growth Fund -- 1.02%, GE Value Equity Fund -- .86%,
     GE International Equity Fund --1.16%, GE Fixed Income Fund -- .58%, GE Short-Term Government Fund -- .68% and GE Money Market Fund -- .52%.

Example+


The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over a one-year and three-year period with respect to a hypothetical investment in each Fund. These amounts are based upon (1) direct payment by the Fund of operating expenses at the levels set out above; (2) indirect payment by the Fund of its pro rata share of the Class D share expenses of the Underlying GE Funds (also set out above) in which a Fund is expected to invest at the commencement of investment operations; and (3) the specific assumptions stated below.


A shareholder would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of the time periods shown:

                                      1 Year               3 Years
                                      ------               -------

GE Conservative
Allocation Fund:                       $ 9                   $28
GE Moderate
Allocation Fund:                       $10                   $30
GE Aggressive
Allocation Fund:                       $10                   $32


The above example is intended to assist an investor in understanding various costs and expenses that an investor in a Fund will bear directly or indirectly. Although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The example should not be considered to be a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

----------

+ The example of expenses reflects a determination by the Fund's investment adviser to voluntarily reduce or otherwise limit "Other Expenses" on an annualized basis. In the absence of this determination, "Other Expenses" of the GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund would have equalled 8.46%, 8.53% and 8.60%, respectively, and "Total Operating Expenses" of the GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund would have equalled 8.66%, 8.73% and 8.80%, respectively.


LIFESTYLE FUNDS

Advantages of Investing in the Trust

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The Funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment portfolio and appreciate the advantages of broad diversification.

Although an investor could achieve portfolio diversification by investing directly in a variety of GE Funds, participating in the LifeStyle Funds offers two significant advantages: (1) simplified investment decision making; and (2) periodic portfolio rebalancing to ensure Fund allocations remain consistent with original risk/return objectives.

Asset Allocation Process


The Funds are managed so that each Fund can serve as a complete investment program or as a core part of a larger portfolio. Each of the Funds invests in a select group of Underlying GE Funds suited to the Fund's particular investment objective. Subject to the supervision of the Trust's Board of Trustees, GEIM, after receipt of recommendations from any investment consultant retained by the Board (the "Investment Consultant"), will determine the extent to which each Fund may invest in the Underlying GE Funds (the "Asset Allocation Ranges") and target investment percentages ("Targets"). On an ongoing basis, GEIM will monitor each Fund's assets allocated to the Underlying GE Funds within the Asset Allocation Ranges approved by the Board of Trustees from time to time and will reallocate assets as necessary to the extent a particular Fund deviates significantly from its Target. The current Asset Allocation Ranges and Targets are described below under "Investment Objectives and Management Policies."


Before adding or eliminating any Underlying GE Funds in which a Fund may invest, the Board of Trustees will consult with GEIM and the Investment Consultant and disclose any such change to shareholders of the affected Funds. However, subject to the supervision of the Board of Trustees, GEIM may, in conjunction with the Investment Consultant, change the Asset Allocation Ranges or Targets without prior notice to Fund shareholders. Because the assets will be adjusted only periodically and generally only within predetermined parameters that will attempt to ensure broad diversification, there should not be under normal conditions any sudden large-scale changes in the allocation of a Fund's investments among Underlying GE Funds except to the extent Asset Allocation Ranges or Targets are changed or Underlying GE Funds are added or eliminated from a Fund's investment allocations. LifeStyle Funds are not designed as a market timing vehicle, but rather as a conservative or strategic approach to helping investors meet long-term goals.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


The Trust is an open-end management investment company that currently offers six non-diversified asset allocation investment portfolios, three of which are offered by this Prospectus. Each Fund seeks to achieve its investment objective by investing strategically within specified ranges among Underlying GE Funds. Initially, each Fund will invest in the following seven Underlying GE Funds: GE Premier Growth Equity Fund (the "Premier Fund"), GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Mid-Cap Growth Fund (the "Mid-Cap Fund"), GE Value Equity Fund (the "Value Fund"), GE International Equity Fund (the "International Fund"), GE Fixed Income Fund (the "Income Fund") and GE Short-Term Government Fund (the "Government Fund"). The Funds will not invest in securities other than shares of the Underlying GE Funds (or other affiliated funds that may be approved by the Board of Trustees from time to time) and money market instruments of the types described under "Money Market Instruments" in the Appendix to this Prospectus (including GE Money Market Fund (the "Money Market Fund")).

GEIM, in conjunction with the Investment Consultant, will evaluate the Underlying GE Funds for purposes of establishing Targets for each Fund's assets within the Asset Allocation Ranges, which designate minimum and maximum limits for investment in each of the Underlying GE Funds. These Targets will be determined based on an evaluation of a number of factors, including: outlook for the economy; financial markets; and the relative performance, volatility and covariance of the Underlying GE Funds.

On an ongoing basis, GEIM will conduct a Target variance analysis for each Fund and will consider, in its discretion, whether to reallocate a Fund's assets within the Asset Allocation Ranges to the extent that a Fund's investment in an Underlying GE Fund deviates significantly from its Target. With respect to Targets that are 10% or more, GEIM will generally consider a variance of five percentage points or more in either direction to be significant. With respect to Targets that are less than 10%, GEIM will generally consider a deviation to be significant if it varies by two percentage points or more. In each case, after consideration of existing market conditions and impact on the Fund, GEIM will typically attempt to rebalance each Fund's investments in the Underlying GE Funds to meet its intended Targets. However, if GEIM believes it to be in the best interests of a Fund, or if such rebalancing would result in the Fund violating certain regulatory limitations, it may limit the degree of rebalancing or may avoid rebalancing altogether pending further analysis of market conditions and impact on the Fund.


The investment objective of GE Conservative Allocation Fund (the "Conservative Fund") is income and long-term growth of capital. The investment objective of GE Moderate Allocation

Fund (the "Moderate Fund") is long-term growth of capital with a moderate level of current income. The investment objective of GE Aggressive Allocation Fund (the "Aggressive Fund") is capital appreciation. Each Fund's investment objective is fundamental and may be changed only with the approval of a majority of the Fund's outstanding securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any Fund's investment objective will be achieved.


By investing in Underlying GE Funds, the Funds seek to maintain different allocations among the Underlying GE Funds depending on a Fund's investment objective. Allocating investments among the Underlying GE Funds permits each Fund to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial Asset Allocation Ranges and Targets as a percentage of each Fund's net assets:


                                Conservative Fund

Underlying GE Fund                          Target                 Range
------------------                          ------                 -----
Premier Fund                                  4%                   1%-7%
U.S. Equity Fund                             10%                  5%-15%
Mid-Cap Fund                                  3%                   1%-6%
Value Fund                                    9%                  5%-15%
International Fund                           18%                 12%-24%
Income Fund                                  51%                45%-57%%
Government Fund                               5%                   2%-8%

                                  Moderate Fund

Underlying GE Fund                          Target                 Range
------------------                          ------                 -----
Premier Fund                                  8%                  5%-11%
U.S. Equity Fund                             13%                  8%-19%
Mid-Cap Fund                                  4%                   1%-7%
Value Fund                                   13%                  8%-19%
International Fund                           25%                 19%-31%
Income Fund                                  32%                 26%-38%
Government Fund                               5%                   2%-8%

                                 Aggressive Fund

Underlying GE Fund                          Target                 Range
------------------                          ------                 -----
Premier Fund                                 10%                  4%-16%
U.S. Equity Fund                             17%                 10%-22%
Mid-Cap Fund                                  6%                   3%-9%
Value Fund                                   16%                 10%-22%
International Fund                           32%                 26%-38%
Income Fund                                  14%                  8%-20%
Government Fund                               5%                   2%-8%

The Underlying GE Funds have been selected to represent a reasonable spectrum of investment options for the Funds. The Asset Allocation Ranges are based on the degree to which the Underlying GE Funds selected are expected in combination to be appropriate for a Fund's particular investment objective. The particular Underlying GE Funds in which each Fund may invest and the Asset Allocation Ranges and Targets applicable to each Underlying GE Fund may be changed from time to time by GEIM, in consultation with the Investment Consultant, subject to the supervision of the Trust's Board of Trustees without the approval of the Fund's shareholders. The Trust will provide prior notice to shareholders before adding or eliminating any Underlying GE Funds, but not prior to changes in the Asset Allocation Ranges or Targets.

Each Fund can invest a certain portion of its cash reserves, if any, in GE Money Market Fund or directly in money market instruments. A reserve position provides flexibility, for example, in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

For information about the investment objectives of each of the Underlying GE Funds and the investment techniques and the risks involved in the Underlying GE Funds, please refer to "Description of the Underlying GE Funds," the Appendix to this Prospectus, the SAI and the prospectus and statement of additional information for GE Funds which is available from the Trust upon request.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF LIFESTYLE FUNDS

Non-Diversified Investment Company. Each Fund is a "non-diversified" investment portfolio for purposes of the 1940 Act, because it invests in the securities of a limited number of mutual funds. However, the Underlying GE Funds themselves are diversified investment portfolios. The Trust intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in Underlying GE Funds. The investments of each Fund are concentrated in the Underlying GE Funds, so each Fund's investment performance is directly related to the investment performance of the Underlying GE Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying GE Funds to meet their objectives as well as the allocation among those Underlying GE Funds by GEIM. There can be no assurance that the investment objective of any Fund or any Underlying GE Fund will be achieved.


Investing through the Funds in the Underlying GE Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying GE Funds. See "Risk Factors and Special Considerations of LifeStyle Funds -- Additional Expense Information Concerning the Funds," "Management of the Trust" and "Dividends, Distributions and Taxes."


Under certain circumstances, an Underlying GE Fund may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying GE Fund until GEIM determines that it is appropriate to dispose of such securities.


Affiliated Persons. GEIM, the investment adviser and administrator of the Funds, and the officers and Trustees of the Trust presently serve as investment adviser and administrator, officers and trustees, respectively, of the Underlying GE Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the Underlying GE Funds. See "Management of the Trust" for a more detailed explanation of the potential conflicts of interest that may arise because of the "fund of funds" structure of the Trust. In addition, GEIM's principal officers, directors and portfolio managers serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which like GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.

Investment Practices of Underlying GE Funds. Certain Underlying GE Funds may invest a portion of their assets in low-rated securities (as defined below) and foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock or bond index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon obligations; purchase non-publicly traded and illiquid securities; enter into mortgage roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. See "Description of the Underlying GE Funds."


Market and Economic Factors. The Funds' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Funds may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.


Year 2000. Like other business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by GEIM and external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem" GEIM is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track each of the funds' major service providers to see what they have completed, or has been undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Furthermore, it is possible that the markets for securities in which the Underlying GE Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on certain Underlying GE Funds' investments that are more sensitive to these risks.


Additional Expense Information Concerning the Funds

Investors in the Funds should recognize that they may invest directly in the GE Funds and that, by investing in Underlying GE Funds indirectly through the Funds, they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees to the extent GEIM has not elected to limit such expenses), but will also indirectly bear similar expenses of the Underlying GE Funds.

Investment Restrictions of the Funds

The Trust has adopted certain fundamental investment restrictions with respect to each Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
Included among those fundamental restrictions are those listed below.

1. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value and (c) entering into repurchase agreements.

Certain other investment restrictions adopted by the Trust with respect to the Funds are described in the SAI. Investment restrictions of the Underlying GE Funds in which the Funds invest may be more or less restrictive than those adopted by the Trust.

PORTFOLIO TURNOVER


Each Fund's turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying GE Funds) is not expected to exceed 50% annually. A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying GE Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying GE Funds within the Asset Allocation Ranges described above or as altered by the Trust's Board of Trustees from time to time.

For the fiscal year ended September 30, 1998, the actual portfolio turnover rates of the Underlying GE Funds were: Premier Fund - 35%; U.S. Equity Fund - 29%; Mid-Cap Fund - 13%; Value Fund - 40%; International Fund - 93%; Income Fund
- 219%; and Government Fund - 185%. Higher turnover rates (more than 100%) may result in higher transaction expenses being incurred by certain Underlying GE Funds and shareholders that invest in those Underlying GE Funds will indirectly bear their proportionate share of such expenses.


DESCRIPTION OF THE UNDERLYING GE FUNDS

Investment Objectives and Management Policies

Set forth below is a description of the investment objective and policies of each Underlying GE Fund. The investment objective of an Underlying GE Fund may not be changed without the approval of the holders of a majority of the Underlying GE Fund's outstanding voting securities as defined in the 1940 Act. No assurance can be given that an Underlying GE Fund will be able to achieve its investment objective. No offer is made in this Prospectus of any of the Underlying GE Funds. Because each Fund invests in Underlying GE Funds, shareholders of each Fund will be affected by these investment policies in direct proportion to the amount of assets each Fund allocates to the Underlying GE Funds pursuing such policies.

GE Premier Growth Equity Fund


The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective through investment primarily in growth-oriented equity securities which, under normal market conditions, will represent at least 65% of the Fund's assets. In pursuing its objectives, the Fund, under normal conditions, may invest in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.

In attempting to achieve its objective, the Premier Fund will seek to identify and invest in companies it believes will offer potential for long-term growth of capital. These companies typically would possess one or more of a variety of characteristics, including high quality products and/or services, strong balance sheets, sustainable internal growth, superior financial returns, competitive position in the issuer's economic sector and shareholder-oriented management. While the Fund may invest in companies of varying sizes as measured by assets, sales or capitalization, a majority of its assets will, under normal market conditions, be comprised of companies with relatively large capitalizations. In addition, the Fund will normally be invested in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund will generally be diversified over a cross section of industries.

Up to 25% of the Premier Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation American Depositary Receipts (i.e., U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, "ADRs") and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange ("U.S. Listed Securities") or traded on the Nasdaq National Market or the Nasdaq Small Cap Market (collectively, "Nasdaq Traded Securities"). The Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality.


GE U.S. Equity Fund


The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. Up to 15% of the Fund's assets may be invested in foreign securities. ADRs, U.S. Listed Securities, and Nasdaq Traded Securities will be included for purposes of the Fund's 65% minimum described above, and excluded for purposes of the Fund's 15% maximum in investments in foreign securities.

In managing the assets of the U.S. Equity Fund, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities generally are sold from the Fund's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Fund holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Fund, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), by virtue of blending investments in both "value" and "growth" securities. Since the Fund's strategy seeks to combine these basic elements, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 Index on a total return basis.

The U.S. Equity Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

GE Mid-Cap Growth Fund

The investment objective of the Mid-Cap Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") that have the potential for above-average growth. The Fund, under normal market conditions, invests at least 65% of its total assets in a portfolio of equity securities of mid-cap companies traded on U.S. securities exchanges or in the U.S. over-the-counter market, including common stocks, preferred stocks, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, ADRs and warrants or rights issued by U.S. and foreign companies. The Fund defines a mid-cap company as one whose securities are within the market capitalization range of stocks listed on the S&P MidCap 400 Index. (As of September 30, 1998, the S&P

MidCap 400 Index included companies with market capitalizations between $194.0 million and $31.7 billion.)

Mid-cap growth companies are often still in the early phase of their life cycle. Accordingly, investing in mid-cap companies generally entails greater risk exposure and volatility (meaning upward or downward price swings) than investing in large, well-established companies. However, GEIM believes that mid-cap companies may offer the potential for more rapid growth.

GEIM relies on its proprietary research to identify mid-cap companies with potentially attractive growth prospects. These companies typically have one or more of a variety of characteristics, including attractive products or services, above average earnings growth potential, superior financial returns, strong competitive position, shareholder focused management and sound balance sheets. There is, of course, no guarantee that GEIM will be able to identify such companies or that the Fund's investment in them will be successful.

The Mid-Cap Fund may invest up to 35% of its assets in (i) securities of companies outside the capitalization range of the S&P MidCap 400 Index; (ii) foreign securities, excluding, for purposes of this limitation, ADRs and U.S. Listed Securities and Nasdaq Traded Securities; and (iii) bonds, notes and debentures. The debt instruments in which the Fund may invest must be rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated deemed by GEIM to be of comparable quality. The Fund will not purchase a debt security, if as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if unrated, deemed by GEIM to be of comparable quality. In addition, the Fund will not purchase any obligation rated BB or B by S&P or Ba or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or, if unrated, in obligations deemed by GEIM to be of comparable quality.

GE Value Equity Fund

The investment object of the Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with large sized market capitalizations that GEIM considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers. During normal market conditions, the Fund invests at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.

The Value Fund's investment philosophy is that the market tends to overreact to both good and bad news about issuers. Companies experiencing faster than expected growth tend to be overvalued as the market extrapolates current good news well beyond a sustainable time-frame and correspondingly overforecasts the period and magnitude of decline of companies experiencing near term difficulties. These difficulties can be driven by factors both internal and external to the company. Internal factors may include operational mismanagement or strategic mistakes. External factors may include a change in the economic environment or a shift in the competitive dynamics of an industry. The Fund attempts to identify firms that are out of favor for a variety of reasons and select those which GEIM believes to be undervalued relative to their true business prospects.

In accordance with this premise, GEIM will identify and select securities that it believes are undervalued, using factors it considers indicative of fundamental investment value including: (i) low price/earnings ratio relative to a normalized growth rate and/or the S&P 500 Index; (ii) the potential for free cash flow generation and prospects for dividend growth; (iii) a strong balance sheet with low financial leverage; (iv) sustainable competitive advantages such as a franchise brand name or dominant market position; (v) an experienced and capable management team; (vi) improving returns on invested capital; and (vii) net asset values in a restructuring/breakup analysis framework.

GEIM believes that such investments will position the Value Fund to benefit from a positive change in business prospects from an issuing company that adopts a turnaround strategy to increase/restore the earning power of the company.

The Value Fund may, under normal market conditions, invest (i) up to 35% of its assets in bonds, notes and debentures and (ii) up to 25% of its assets in foreign securities excluding, for purposes of this limitation, ADRs and U.S. Listed Securities and Nasdaq Traded Securities. The Fund's investments in debt obligations are limited to those that are investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.


GE International Equity Fund


The investment objective of the International Fund is long-term growth of capital, which the Fund seeks to achieve by investing primarily in foreign equity securities. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund may also invest in securities of foreign issuers in the form of depositary receipts. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. The Fund intends to position itself broadly among countries and under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The percentage of the Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. The determination of where an issuer is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities.


In selecting investments on behalf of the International Fund, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.


The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization.

The International Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.


GE Fixed Income Fund


The investment objective of the Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund. In seeking to achieve its investment objective, the Fund invests in the following types of fixed income instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage related securities ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; zero coupon obligations; floating and variable rate instruments and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators.

The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to ten years. The Fund's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality.

The Income Fund will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Fund if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated

BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.


GE Short-Term Government Fund


The investment objective of the Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in Government Securities including repurchase agreements secured by Government Securities.

The Government Fund may invest the remainder of its assets in bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, ARMs, CMOs and government stripped mortgage related securities and asset-backed and receivable-backed securities; zero coupon obligations (including zero coupon municipal obligations); floating and variable rate instruments; and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. The debt securities in which the Fund invests will only be purchased if, in the case of long-term securities, they are rated investment grade by S&P or Moody's (or the equivalent from another NRSRO) and short-term securities will only be purchased if they are rated A-1 by S&P or Prime-1 by Moody's (or the equivalent from another NRSRO) or, for both short- and long-term securities, if unrated, deemed to be of equivalent quality by GEIM.

The dollar-weighted average maturity of the Government Fund's portfolio securities is anticipated to be not more than three years. Within this limitation the Fund may purchase individual securities with effective maturities greater than three years as long as its average maturity remains within this limit.


GEIM will seek to stabilize share price fluctuation by investing in securities that are not highly sensitive to interest rate changes. In selecting securities for the Government Fund, GEIM will attempt to maintain the Fund's overall sensitivity to interest rates in a range similar to the average for short- to intermediate-term government bonds with maturities of one to four years.

GE Money Market Fund


The investment objective of the Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (6) debt securities issued by foreign issuers; and (7) repurchase agreements and reverse repurchase agreements.


The Money Market Fund limits its portfolio investments to securities that GE Funds' Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities ("Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the GE Funds' Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost.


Cash Management Policies

In addition to investing as described above, during normal market conditions, each of the Underlying GE Funds (other than the Money Market Fund which invests primarily in money market instruments as described above) may invest a portion of its total assets in cash and/or money market instruments of the types described in the Appendix to this Prospectus for cash management purposes, pending investment in accordance with the Underlying GE Fund's investment objective and policies and to meet operating expenses. Under normal market conditions, each of the Income Fund and the Government Fund may hold a substantial portion of its assets in money market instruments, including in the case of the Government Fund short-term instruments with remaining maturities of one year or less, if such investment is deemed by GEIM to be consistent with the Underlying GE Fund's investment objective. During periods in which GEIM believes that economic, political, currency or market conditions domestically or abroad warrant, GEIM may assume, on behalf of an Underlying GE Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments of the types described in the Appendix to this Prospectus or (ii) restrict the securities markets in which the Underlying GE Fund's assets will be invested by investing those assets in securities markets deemed by GEIM to be conservative in light of the Underlying GE Fund's investment objective and policies and to meet operating expenses. To the extent that it holds cash or invests in money market instruments, an Underlying GE Fund may not achieve its stated investment objective.

Additional Investments of the Underlying GE Funds

The Underlying GE Funds, in addition to investing as described above, may hold one or more of the following types of instruments: repurchase agreements, reverse repurchase agreements, non-publicly traded securities, illiquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"), securities of supranational agencies and securities of other investment funds. In addition, the Underlying GE Funds may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, writing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities, entering into mortgage dollar rolls and selling securities short against the box.


These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations of the Underlying GE Funds." For additional information regarding the permitted investments, techniques and strategies of the Underlying GE Funds, see "Further Information: Additional Investments and Certain Investment Techniques and Strategies Used by the Underlying GE Funds" in the Appendix to this Prospectus, the Trust's SAI and the prospectus and statement of additional information for GE Funds.

Risk Factors and Special Considerations of the Underlying GE Funds

General. From time to time, the Underlying GE Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by GEIM for its clients, including the Trust. These transactions may have a material effect on the Underlying GE Funds, since Underlying GE Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying GE Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Underlying GE Funds to the extent that they may be required to sell securities at times when they would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. GEIM is committed to minimizing the impact of these transactions on the Underlying GE Funds to the extent it is consistent with pursuing the Funds' investment objectives and will monitor the impact of the Funds' asset allocation decisions on the Underlying GE Funds. GEIM will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between interests of the Funds and the interests of the Underlying GE Funds.

Debt Instruments. A debt instrument held by an Underlying GE Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in an Underlying GE Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying GE Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying GE Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying GE Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. A description of S&P and Moody's ratings relevant to Underlying GE Funds' investments is included as an Appendix to the Trust's SAI.

Low-rated Securities. Certain Underlying GE Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.


The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An Underlying GE Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish GEIM's ability to obtain accurate market quotations for purposes of valuing the securities held by an Underlying GE Fund and calculating the Fund's net asset value.

Non-publicly Traded and Illiquid Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by an Underlying GE Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. An Underlying GE Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Fund's net assets could be adversely affected.


Repurchase and Reverse Repurchase Agreements. A Fund or an Underlying GE Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund or the Underlying GE Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund or the Underlying GE Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund or an underlying GE Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by an Underlying GE Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an Underlying GE Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Underlying GE Fund's obligation to repurchase the securities.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by an Underlying GE Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Underlying GE Fund's net assets. Warrants acquired by an Underlying GE Fund in units or attached to securities may be deemed to be without value.

Smaller Companies. Smaller companies in which the Premier Fund and Mid-Cap Fund may invest may involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment in Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.


Currency Exchange Rates. An Underlying GE Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


Covered Option Writing. Upon the exercise of a put option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the difference between the price at which the Underlying GE Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Underlying GE Fund's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that an Underlying GE Fund will be able to effect closing purchase transactions at a desired time. The ability of an Underlying GE Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.


An Underlying GE Fund will engage in hedging transactions only when deemed advisable by GEIM. Successful use by an Underlying GE Fund of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Securities Index Options. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of an Underlying GE Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that an Underlying GE Fund engage in such a transaction.

Futures and Options on Futures. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Forward Currency Transactions. In entering into forward currency contracts, an Underlying GE Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Underlying GE Fund's ability to hedge against the risk of devaluation of currencies in which the Underlying GE Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying GE Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.


GEIM's ability to dispose of an Underlying GE Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that an Underlying GE Fund will be able to utilize these contracts effectively for the intended purposes.


Options on Foreign Currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; an Underlying GE Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to an Underlying GE Fund's position, the Underlying GE Fund could forfeit the entire amount of the premium plus related transaction costs.

Instruments and Strategies Involving Special Risks. Certain instruments in which the Underlying GE Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to an Underlying GE Fund that holds the instruments are: Rule 144A Securities, depositary receipts, debt obligations of supranational agencies, securities of other investment funds, floating and variable rate instruments, zero coupon obligations, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Underlying GE Funds are: engaging in when-issued or delayed-delivery securities transactions, lending portfolio securities and selling securities short against the box. Among the risks that some but not all of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See the Appendix to this Prospectus for a more complete description of these instruments and strategies.

MANAGEMENT OF THE TRUST

Board of Trustees

Overall responsibility for management and supervision of the Funds rests with the Trust's Board of Trustees. The Trustees review and approve the Asset Allocation Ranges determined by GEIM and the Investment Consultant, which designate the minimum and maximum percentages for investment among the Underlying GE Funds and which define Target investment percentages applicable to each Underlying GE Fund. In addition, the Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.


A majority of the Trustees are non-interested persons of the Trust as defined in
Section 2(a)(19) of the 1940 Act. However, the Trustees and officers of the Trust also serve in similar positions with the GE Funds. Thus, if the interests of a Fund and the Underlying GE Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers of the Trust fulfill their fiduciary duties to that Fund and the Underlying GE Funds. The Trustees of the Trust believe they have structured each Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Trust or a Fund separately could be adverse to the interests of an Underlying GE Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust, GE Funds and GEIM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.


Investment Adviser and Administrator

GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, serves as the investment adviser and administrator of each Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its administrative responsibilities, GEIM, in conjunction with the Investment Consultant and subject to the supervision of the Trust's Board of Trustees, determines the Asset Allocation Ranges and Target investment percentages applicable to each Underlying GE Fund. GEIM then periodically allocates and reallocates according to market conditions and outlook each Fund's assets to the Underlying GE Funds' Targets within the Asset Allocation Ranges approved by the Board of Trustees from time to time.


In addition to serving as investment adviser to the GE Funds since their inception in 1993, GEIM has served as the investment adviser of the investment portfolios of GE Investments Funds, Inc., which are offered only to insurance company separate accounts that fund certain variable contracts, since May 1997, and the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund of Financial Investors Trust since March 1997. GEIM has also served as the investment adviser to the GE Institutional Funds, which are offered to institutional investors, since their inception in November 1997. GEIM has served as sub-investment adviser to the PaineWebber Global Small Cap Fund Inc. since March 1995, the International Equity and the U.S. Equity Portfolios of WRL Series Fund, Inc. since January 1997 and the International Equity Portfolio of IDEX Series Fund since February 1997. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Pension Trust and other GE benefit plans. Through GEIM and GEIC and their predecessors, GE has over 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.


As a Fund's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, will determine how each Fund's assets will be invested in the Underlying GE Funds and in money market instruments pursuant to the investment objective and policies of each Fund and, in conjunction with the Investment Consultant, will make recommendations to the Board of Trustees concerning changes to (a) the Underlying GE Funds in which the Funds may invest and (b) the Asset Allocation Ranges and Targets. The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained and will be responsible for supervising compliance with each Fund's investment objective and policies. As a Fund's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Fund; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and the Trust.

Under the agreements governing the advisory and administration services to be furnished to the Funds, GEIM has agreed to bear expenses of the LifeStyle Funds other than brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses. For services rendered and expenses borne, each Fund pays GEIM fees for advisory and administration services provided by GEIM to the Fund that are accrued daily and paid monthly at the annual rate of .20% of the value of the Fund's average daily net assets. Each Fund, as a shareholder in the Underlying
GE Funds, will indirectly bear its proportionate share of any investment advisory and administration fees and other expenses paid by the Underlying GE Funds. The effective advisory and administration fee of each of the Underlying GE Funds in which the Funds may invest is paid at the following annual rates in each case of the value of the Underlying GE Fund's average daily net assets: the Premier Fund
- .60%, the U.S. Equity Fund - .40%, the Mid-Cap Fund - .60%, the Value Fund - .55%, the International Fund - .80%, the Income Fund - .35%, the Government Fund
- .30% and the Money Market Fund - .25%. When combined with the fees payable by each Underlying GE Fund in which a Fund invests, the advisory and administration fee for each Fund may be higher than that paid by most mutual funds.


The agreements governing the advisory and administration services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."

Investment Consultant

The Trust and GEIM have entered into an Investment Consulting Agreement with DiMeo Schneider & Associates, L.L.C. ("DS&A"), an Illinois limited liability company and investment advisory firm which will initially act as the Investment Consultant to the Trust's Board of Trustees. The Investment Consultant will review and analyze the Underlying GE Funds and asset allocation of the Funds among the Underlying GE Funds taking into account each Fund's stated investment objective. The Investment Consultant, in conjunction with GEIM, will determine, subject to the supervision of the Board, changes to (1) the Underlying GE Funds in which the Funds may invest and (2) the Asset Allocation Ranges and Targets. Out of its advisory and administration fee, GEIM will pay the Investment Consultant fees for investment consulting services provided by the Investment Consultant to the Board of Trustees and GEIM. These fees paid to the Investment Consultant are paid by GEIM directly and no additional cost is borne by the Funds. If there is no Investment Consultant, GEIM will perform these services and incur related expenses directly.

DS&A, founded on May 1, 1995, is a mid-sized independent consulting firm which offers the Funds the capabilities of much larger consulting firms through several strategic alliances with providers of research, technology and other resources. The seven founding members of DS&A previously worked as a team at Kidder, Peabody & Co., Inc. in Chicago.

Portfolio Management


Eugene K. Bolton is the Portfolio Manager of the Funds. Mr. Bolton is responsible for the overall management of the domestic equity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). In that capacity, Mr. Bolton also leads a team of portfolio managers for the U.S. Equity Fund. Mr. Bolton has more than 14 years of investment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments.

GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

RETIREMENT PLANS


Shares of the Funds offered by this Prospectus are currently available only to defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code ("401(k) Plans")), retirement plans established under Section 403(b) of the Code, eligible deferred compensation plans meeting the requirements of Section 457(b) of the Code and tax-exempt organizations enumerated in Section 501(c)(3) of the Code, that do not seek additional services provided or paid by GEIM or its affiliates in connection with their investment in the Funds ("Retirement Plans"). Retirement Plan participants may invest in shares of a Fund through their Plan by directing the Plan fiduciary to purchase shares for their account. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund. See "PURCHASE OF SHARES" below.

GE Funds will offer Class D shares of the Underlying GE Funds, other than the Money Market Fund which offers only one class of shares, to the Funds described in this Prospectus. No sales charge will be imposed on Class D shares purchased by the Funds and Class D shares will not be subject to service fees or distribution fees. Class D shares of the Underlying GE Funds are not sold to the general public; but rather are offered exclusively to: banks, insurance companies and industrial corporations (as defined in GE Funds' prospectus) each purchasing shares for their own account; financial institutions investing in their fiduciary capacity on behalf of clients or customers; tax-exempt investors, including defined benefit or contribution plans (including 401(k) Plans), plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; investment companies not managed or sponsored by GEIM or any affiliate of GEIM and Financial Intermediaries (as defined in the GE Funds prospectus) that have an agreement with GE Funds, GEIM or the Distributor which does not require GE Funds, GEIM or the Distributor to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per participant GE Fund (the "Minimum Purchase Requirement") and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement. Under no circumstances are regular IRAs, simplified employee pension IRAs ("SEP-IRAs"), salary reduction SEP-IRAs and Keogh plans eligible to purchase Class D shares of the Underlying GE Funds directly.


PURCHASE OF SHARES

General


Shares of the Funds are currently offered only to Retirement Plans. See "RETIREMENT PLANS" above. The shares are sold on a continuous basis by the Distributor and may be purchased without any sales charge at net asset value. Purchase orders are submitted to the

Funds based on plan fiduciary instructions properly furnished to the Funds and, in the case of defined contribution plans (e.g. 401(k) Plans), based on the periodic contribution and exchange of assets to plan participant accounts in accordance with elections properly made by participants under their particular plans. A purchase order will be processed at the net asset value next determined with respect to the shares of the Fund being purchased after your purchase order has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value."


Purchase orders for shares of a Fund will be accepted by the Trust only on a day on which the Fund's net asset value is calculated. See "Net Asset Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Fund. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates representing shares in any Fund.

REDEMPTION OF SHARES

Redemptions in General


Shares of each Fund may be redeemed without charge on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request.

Distributions in Kind


If the Trust's Board of Trustees determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE


Under an exchange privilege offered by the Trust, shares of a Fund offered by this Prospectus may be exchanged for shares of any other Fund offered by this Prospectus at their respective net asset values. The privilege is available to investors residing in any state in which shares of the applicable Fund or GE Fund being acquired may legally be sold. An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the investor, and an exchanging investor may, therefore, realize a taxable gain or loss in connection with the exchange. The Trust may, upon 60 days prior written notice, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.


Investors exercising the exchange privilege should review the prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange. The Trust reserves the right to reject any exchange request.


NET ASSET VALUE


Each Fund's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Fund is computed by dividing the value of the Fund's net assets attributable to that Fund by the total number of shares outstanding. The assets of each Fund consist primarily of the Underlying GE Funds, which are valued at their respective net asset values at the time of computation. Redemptions in kind will be valued on the effective date of the exchange at the net asset value of the Underlying GE Funds. In general, the Underlying GE Funds value their portfolio securities at market value or, in the absence of market value, at fair value as determined by or under the direction of the GE Funds' Board of Trustees.


Any short-term investments of the Funds that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Trust's Board of Trustees determines that amortized cost is fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the Fund and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to net investment income are declared and paid annually. Written confirmations relating to the automatic reinvestment of dividends will be sent to shareholders within five days following the payment date. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Funds are accrued daily and deducted from net asset value before declaration of dividends to shareholders.


Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

Taxes

Each Fund is treated as a separate entity for Federal income tax purposes. As a result, the amounts of net investment income and net realized capital gains subject to tax are determined separately for each Fund (rather than on a Trust-wide basis).


The Trust intends that each Fund qualify each year as a regulated investment company under the Code. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains will be treated as ordinary income taxable to shareholders (other than tax-exempt retirement plans and other tax-exempt investors), and distributions of a Fund's net realized long-term capital gains will be taxable to shareholders as long-term capital gains, in each case regardless of how long shareholders have held their shares of the Fund and whether the dividends or distributions are received in cash or are reinvested in additional shares of the Fund. As a general rule, a shareholder's gain or loss on a sale or redemption (including a redemption in kind) of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Further, any loss realized upon the sale or redemption of any Fund shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent derived from dividends paid by Underlying GE Funds that qualify for such deduction.


Net investment income or capital gains earned by the Underlying GE Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Underlying GE Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Underlying GE Funds' assets to be invested within various countries is not now known. GE Funds expects that the Underlying GE Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

If more than 50% in value of an Underlying GE Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying GE Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate portion of the electing fund's foreign income and related foreign taxes in income even though the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes or, subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each Fund may invest in the International Fund, which expects to be eligible to make the above-described election. While each Fund will be able to deduct the foreign taxes that it will be treated as receiving if the election is made by the International Fund, the Fund will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Funds will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying GE Funds, while persons who invest directly in such Underlying GE Funds may have that option.

The Funds may be required to withhold for U.S. federal income tax purposes 31% of all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.


Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for receiving acceptance orders for the purchase of shares and processing redemption requests.

DISTRIBUTOR


GE Investment Distributors, Inc., located at 777 Long Ridge Road, Building B, Stamford, Connecticut, 06927, serves as distributor of the Funds' shares. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as Distributor for the GE Funds, GE Institutional Funds, GE Investments Funds, Inc. and the Elfun Funds. GEIM or its affiliates, at their own expense, may allocate portions of their revenues or other resources to assist the Distributor in distributing shares of the Funds, by providing additional promotional incentives to dealers. In some instances, these incentives may be limited to certain dealers who have sold or may sell significant numbers of shares of the Funds. The Distributor routinely offers dealers in Fund shares the opportunity to participate in contests for which prizes include tickets to theater and sporting events, dining, travel to meetings and conferences held in locations remote from their offices and other items.

THE FUNDS' PERFORMANCE

Certain information about the Funds' performance is set out below.



Total Return

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each Fund. This total return figure shows an average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Fund. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Fund, for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Reflecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data.

The Trust may, in addition to quoting a Fund's average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performance. The SAI describes the method used to determine a Fund's yield and total return.

Comparative Performance Information

In reports or other communications to shareholders of a Fund or in advertising materials, the Trust may compare the Fund's performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

ADDITIONAL MATTERS

The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Commonwealth of Massachusetts on June 21, 1996. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established six such series, each offering a single class of shares. The other three series of the Trust are currently being offered by a separate prospectus.

When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) a matter affecting the interests of one or more of the Funds, in which case only shares of the affected Funds would be entitled to vote or (2) when the 1940 Act or a separate agreement applicable to a Fund requires that shares of the Funds be voted by individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Each Fund will vote its Underlying GE Fund shares in proportion to the votes of all other shareholders in each respective Underlying GE Fund.

The Trust will send to each shareholder of each Fund a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Fund. Only one report each will be mailed to a single address at which more than one shareholder with the same last name had indicated mail is to be delivered. Shareholders may request additional copies of any report by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address set forth on the front cover page of the Prospectus.

                                    APPENDIX

FURTHER INFORMATION: ADDITIONAL INVESTMENTS AND CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES USED BY THE UNDERLYING GE FUNDS

The Underlying GE Funds may engage in a number of investment techniques and strategies, including those described below. No Underlying GE Fund is under any obligation to use any of the techniques and strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Underlying GE Fund.


Money Market Instruments. Each Fund and each Underlying GE Fund, other than the Money Market Fund, may invest only in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. In addition to the foregoing money market instruments, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, including, in the case of the Funds, the Money Market Fund. See "Investment in Other Investment Funds" below.


Each Fund and each Underlying GE Fund, other than the Money Market Fund, may also invest up to 25% of its assets in GEI Short-Term Investment Fund (the "Investment Fund"), a fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market Fund) and other accounts advised by GEIM and GEIC. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by the Investment Fund, nor will the Funds or the Underlying GE Funds incur any sales charge, redemption fee, distribution fee or service fee in connection with their investments in the Investment Fund.


Repurchase Agreements and Reserve Repurchase Agreements. Each Fund and each Underlying GE Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds and Underlying GE Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund or an Underlying GE Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Funds or Underlying GE Funds enter into repurchase agreements.


The Money Market Fund and the Value Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with GE Funds' custodian or designated sub-custodian.

Non-publicly Traded and Illiquid Securities. Each Underlying GE Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the GE Funds' Board of Trustees based upon the trading markets for the securities. In addition, each Underlying GE Fund, other than the Money Market Fund, may invest up to 15% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by an Underlying GE Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by an Underlying GE Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guidelines established by the GE Funds' Board of Trustees.

Structured and Indexed Securities. The Income Fund and the Government Fund may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased, depending on changes in the value of the reference instrument. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Income Fund and the Government Fund will bear the market risk of the reference instrument.


Purchasing Put and Call Options on Securities. Each Underlying GE Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. An Underlying GE Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, an Underlying GE Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by an Underlying GE Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. An Underlying GE Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by an Underlying GE Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of an Underlying GE Fund. In addition, the premiums paid by an Underlying GE Fund in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

Covered Option Writing. Each Underlying GE Fund, other than the Money Market Fund, may write covered put and call options on securities. An Underlying GE Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Underlying GE Funds with option-writing authority write only covered options. A put or call option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds -- Covered Option Writing" in the SAI for specific situations where put and call options will be deemed to be covered by an Underlying GE Fund.

An Underlying GE Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, an Underlying GE Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of an Underlying GE Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Underlying GE Funds with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.


Option writing for an Underlying GE Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, an Underlying GE Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position.


Securities Index Options. In seeking to hedge all or a portion of its investments, an Underlying GE Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Underlying GE Fund's portfolio. The Underlying GE Funds with such option writing authority may write only covered options. An Underlying GE Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.

A securities index option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds--Covered Option Writing" in the SAI for specific situations where securities index options will be deemed to be covered by an Underlying GE Fund. If the Underlying GE Fund has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

Futures and Options on Futures. Each Underlying GE Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Underlying GE Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An Underlying GE Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian, or a designated sub-custodian, or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Underlying GE Funds--Covered Option Writing" in the SAI) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Forward Currency Transactions. Each Underlying GE Fund, other than the Money Market Fund, may hold currencies to meet settlement requirements for foreign securities and each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Underlying GE Fund will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying GE Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. An Underlying GE Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that an Underlying GE Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with GE Funds' custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

Upon maturity of a forward currency contract, an Underlying GE Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. GE Funds may also be able to negotiate such an offset on behalf of an Underlying GE Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to an Underlying GE Fund.

In hedging a specific portfolio position, an Underlying GE Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. An Underlying GE Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

Options on Foreign Currencies. Each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Underlying GE Funds with such option writing authority may write only covered options. No Underlying GE Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by an Underlying GE Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. GE Funds will limit the premiums paid on an Underlying GE Fund's options on foreign currencies to 5% of the value of the Underlying GE Fund's total assets.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, an Underlying GE Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Underlying GE Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Underlying GE Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by an Underlying GE Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Underlying GE Fund's when-issued or delayed-delivery purchase commitments will be segregated with the GE Funds' custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose an Underlying GE Fund to risk because the securities may experience fluctuations in value prior to their delivery.

Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in an Underlying GE Fund's net asset value.

Lending Portfolio Securities. Each Underlying GE Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of an Underlying GE Fund's assets taken at value. The Underlying GE Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing an Underlying GE Fund's loans of securities are segregated and maintained at all times with the GE Funds' custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. In lending securities, an Underlying GE Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Rule 144A Securities. Each of the Underlying GE Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to an Underlying GE Fund's limitation on the purchase of illiquid securities, unless the GE Funds' Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. An Underlying GE Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The GE Funds' Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.


Depositary Receipts. Each Underlying GE Fund, other than the Money Market Fund, may each invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each Underlying GE Fund, other than the Money Market Fund, may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Supranational Agencies. Each Underlying GE Fund may invest up to 10% of its assets in debt obligations of supra-national agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World
Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and

Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Investments in Other Investment Funds. Each Underlying GE Fund, other than the U.S. Equity Fund and Money Market Fund, may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. In addition, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, which in the case of the Fund may include shares of GE Money Market Fund. Under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Investments by the Funds or the Underlying GE Funds (other than the Money Market Fund) in the GEI Short-Term Investment Fund, a fund advised by GEIM and created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market Fund) and other accounts advised by either GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. To the extent an Underlying GE Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.


Floating and Variable Rate Instruments. The Income Fund, the Government Fund and the Money Market Fund may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.


Zero Coupon Obligations. The U.S. Equity Fund, the Income Fund, the Government Fund and the Money Market Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of the U.S. Equity Fund, the Income Fund and the Government Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the U.S. Equity Fund, the Income Fund and the Government Fund are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the U.S. Equity Fund, the Income Fund or the Government Fund to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Government Fund may invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

Mortgage Related Securities. The mortgage related securities in which the Income Fund and the Government Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Fund or the Government Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.

Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Income Fund and the Government Fund. Because prepayments of principal generally occur when interest rates are declining, the Income Fund and the Government Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Fund or the Government Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Fund and the Government Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Fund or the Government Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Income Fund nor the Government Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Income Fund's and the Government Fund's net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Income Fund or the Government Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund and the Government Fund invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, each of the Income Fund and the Government Fund limit their investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Government Stripped Mortgage Related Securities. The Income Fund and the Government Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Fund and the Government Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Fund or the Government Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Fund's or the Government Fund's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Income Fund and the Government Fund expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Fund or the Government Fund will be able to effect a trade of a government stripped mortgage related security at a desired time. The Income Fund and the Government Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the GE Funds' Board of Trustees, the GE Funds treat government stripped mortgage related securities as illiquid and will limit each of the Income Fund's and the Government Fund's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Income Fund and the Government Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Income Fund or the Government Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Income Fund's and the Government Fund's investment objective and policies and subject to the review and approval of the GE Funds' Board of Trustees, the Income Fund and the Government Fund may also invest in other types of asset-backed and receivable-backed securities.


Mortgage Dollar Rolls. With respect to up to 25% of their total assets each of the Income Fund and the Government Fund may, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterpart to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Underlying GE Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying GE Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying GE Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Underlying GE Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.


For financial reporting and tax purposes, each of the Income Fund and the Government Fund propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


Short Sales Against the Box. The Mid-Cap Fund, the Value Fund, and the International Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                               GE LIFESTYLE FUNDS

                        o GE Conservative Allocation Fund

                          o GE Moderate Allocation Fund

                         o GE Aggressive Allocation Fund

             For information contact your investment professional or
               call the following toll free number: 1-800-242-0134

-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS PROSPECTUS BY REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF LIFESTYLE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIFESTYLE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, AN OFFER MAY NOT LAWFULLY BE MADE.
-------------------------------------------------------------------------------


RS-LSA-1 11/98

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 30, 1998



GE LIFESTYLE FUNDS
3003 Summer Street, Stamford, Connecticut 06905
For information, call (800) 242-0134


* GE Conservative Strategy Fund               * GE Conservative Allocation Fund
* GE Moderate Strategy Fund                   * GE Moderate Allocation Fund
* GE Aggressive Strategy Fund                 * GE Aggressive Allocation Fund


                                    Contents
                                                                        Page
                                                                        ----


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES.............................3
INVESTMENT RESTRICTIONS OF THE FUNDS.....................................15
INVESTMENT RESTRICTIONS OF THE UNDERLYING GE FUNDS.......................18
MANAGEMENT OF THE LIFESTYLE FUNDS........................................22
REDEMPTION OF SHARES.....................................................27
EXCHANGE PRIVILEGE.......................................................27
NET ASSET VALUE..........................................................27
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................28
THE FUNDS' PERFORMANCE...................................................30
PRINCIPAL STOCKHOLDERS...................................................34
ADDITIONAL INFORMATION...................................................35
COUNSEL..................................................................36
INDEPENDENT ACCOUNTANTS..................................................36
FINANCIAL STATEMENTS.....................................................36
APPENDIX.................................................................38




     This Statement of Additional Information supplements the information contained in the current Prospectuses of GE LifeStyle Funds (the "Trust") dated November 30, 1998 (each, a "Prospectus," together the "Prospectuses"), and should be read in conjunction with the Prospectuses. Copies of the Prospectuses describing the Funds offered by the Trust may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at 1-800-242-0134 or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. This Statement of Additional Information, although not a prospectus, is incorporated in its entirety by reference into the Prospectuses.

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     This Statement of Additional Information furnishes supplemental data and descriptions for Funds described in two Prospectuses. One Prospectus discusses the investment objectives and policies of the following three asset allocation investment funds offered by the Trust: GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund (collectively, the "Strategy Funds"). The other Prospectus discusses the investment objectives and policies of the following three asset allocation investment funds also offered by the Trust: GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund (collectively, the "Allocation Funds"). The Strategy Funds and the Allocation Funds are collectively referred to herein as the "Funds". Each Fund seeks to achieve its investment by investing in the following seven portfolios of GE Funds: GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE International Equity Fund, GE Fixed Income Fund and GE Short-Term Government Fund (collectively, the "Underlying GE Funds"). The Funds may also invest directly in money market instruments, including shares of GE Money Market Fund. Each Strategy Fund will only purchase Class A shares of the Underlying GE Funds and each Allocation Fund will only purchase Class D shares of the Underlying GE Funds, except in each case with respect to the GE Money Market Fund which only offers one class of shares.

     Supplemental information is set out below concerning certain of the securities and other instruments in which the Underlying GE Funds may invest (including money market instruments in which the Funds and/or the Underlying GE Funds may invest), the investment policies and strategies that the Underlying GE Funds may utilize and certain risks attendant to those investments, policies and strategies. Additional information is set out in the prospectus and statement of additional information for GE Funds which is available from the Trust upon request.

Investment Objectives and Certain Policies of the Underlying GE Funds

     GE Premier Growth Equity Fund. GE Premier Growth Equity Fund (the "Premier Fund") pursues its investment objective of long term growth of capital and future income rather than current income by investing primarily in growth-oriented equity securities. The Premier Fund, under normal conditions, may invest in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies. The Premier Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GE Investment Management Incorporated ("GEIM") to be of comparable quality.

     GE Mid-Cap Growth Fund. GE Mid-Cap Growth Fund (the "Mid-Cap Fund") pursues its investment objective of long-term growth of capital by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") of the types described in the Prospectuses. The Fund defines a mid-cap company as one whose securities are within the market capitalization range of stocks listed in the S&P MidCap 400 Index. The Mid-Cap Fund may invest up to 35% of the Fund's total assets in debt instruments rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated deemed by GEIM to be comparable quality. The Mid-Cap Fund will not purchase a debt security, if as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if unrated, deemed by GEIM to be of comparable quality. In addition, the Mid-Cap Fund will not purchase any obligation rated BB or B by S&P or Ba or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or, if unrated, in obligations deemed by GEIM to be of comparable quality.

     GE Value Equity Fund. GE Value Equity Fund (the "Value Fund") pursues its investment objective of long-term growth of capital and future income through investing primarily in equity securities of companies with large-sized market capitalizations that GEIM considers to be undervalued by the market. Under normal market conditions, the Value Fund invests at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies. The Value Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

     GE U.S. Equity Fund. GE U.S. Equity Fund (the "U.S. Equity Fund") pursues its investment objective of long-term growth of capital by investing primarily in equity securities of U.S. companies as described in the Prospectuses. The equity securities issued by U.S. companies in which the U.S. Equity Fund invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the U.S. Equity Fund that are not exchange traded are non-publicly traded or traded in the U.S. over-the-counter market. In addition, under normal market conditions, the U.S. Equity Fund may invest a certain percentage of its assets in debt securities of the types described in the

Prospectuses when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective. GEIM believes that such a determination could be made, for example, upon the U.S. Equity Fund's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies.

     GE International Equity Fund. GE International Equity Fund (the "International Fund") pursues its investment objective of long-term growth of capital by investing primarily in foreign equity securities of the types described in the Prospectuses. In addition, under normal market conditions, the International Fund may invest a certain percentage of its assets in debt securities of the types described in the Prospectuses when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective. GEIM believes that such a determination could be made, for example, upon the International Fund's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the International Fund in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.

     GE Fixed Income Fund. GE Fixed Income Fund (the "Income Fund") pursues its investment objective of seeking maximum income consistent with prudent investment management and the preservation of capital by investing primarily in fixed income securities of the types described in the Prospectuses. In addition, up to 35% of the Income Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation, ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. Investments in foreign companies and agencies or instrumentalities of foreign governments made by the Income Fund usually will involve currencies of foreign countries.

     GE Short-Term Government Fund. GE Short-Term Government Fund (the "Government Fund") pursues its investment objective of seeking a high level of income consistent with prudent investment management and the preservation of capital by investing at least 65% of its assets in Government Securities (as defined in the Prospectuses), including repurchase agreements secured by Government Securities. In pursuing the Government Fund's investment objective, GEIM will seek to stabilize share price fluctuation by investing in securities that are not highly sensitive to interest rate changes. In selecting securities for the Government Fund, GEIM will attempt to maintain the Fund's overall sensitivity to interest rates in a range similar to the average for short- to intermediate-term government bonds with maturities of one to four years.

     GE Money Market Fund. GE Money Market Fund pursues its investment objective of seeking a high level of current income consistent with the preservation of capital and the maintenance of liquidity by investing primarily in U.S. dollar-denominated short-term money market instruments of the types described in the Prospectuses.

Strategies Available to All Underlying GE Funds

     When-Issued and Delayed-Delivery Securities. When an Underlying GE Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Underlying GE Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Lending Portfolio Securities. An Underlying GE Fund will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Underlying GE Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Underlying GE Fund must be able to terminate the loan at any time; (4) the Underlying GE Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Underlying GE Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, GE Funds' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, an Underlying GE Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

     Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

     A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

     Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by GEIM as initial criteria for the selection of portfolio securities on behalf of the Underlying GE Funds, GEIM also relies upon its own analysis to evaluate potential investments.

     Subsequent to its purchase by an Underlying GE Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by an Underlying GE Fund. Although neither event will require the sale of the securities by an Underlying GE Fund, other than the GE Money Market Fund, GEIM will consider the event in its determination of whether the Fund should continue to hold the securities. In the event of a lowering of the rating of a security held by the GE Money Market Fund or a default by the issuer of the security, the Fund will dispose of the security as soon as practicable, unless GE Funds' Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Underlying GE Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Strategies Available to Some But Not All Underlying GE Funds

     Securities of Other Investment Companies. Certain Underlying GE Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, and as a condition to the exemptive relief that was granted by the Securities and Exchange Commission (the "SEC"), no Underlying GE Fund may hold securities of another investment company in amounts which (a) exceed 3% of the total outstanding voting stock of such company, (b) exceed 5% of the value of the Underlying GE Fund's total assets and (c) when added to all other investment company securities held by the Underlying GE Fund, exceed 10% of the value of the Underlying GE Fund's total assets. Investments by an Underlying GE Fund (other than the Money Market Fund) in the GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the underlying GE Funds (other than the Money Market Fund) and other accounts advised by either GEIM or General Electric Investment Corporation ("GEIC"), is not considered an investment in another investment company for purposes of this restriction.

     Mortgage Related Securities. The average maturity of pass-through pools of mortgage related securities in which certain of the Underlying GE Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

     Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

     Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. GEIM assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Underlying GE Fund.

     Covered Option Writing. The Underlying GE Funds with option-writing authority will write only options that are covered. A call option written by an Underlying GE Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion, or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash or other liquid assets, equal to the fluctuating market value of the optioned securities, is segregated with GE Funds' custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the GE Funds' custodian or with a designated sub-custodian, or (2) if the Underlying GE Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with GE Funds' custodian or designated sub-custodian).

     The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that an Underlying GE Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written by an Underlying GE Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

     So long as the obligation of an Underlying GE Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Underlying GE Fund effects a closing purchase transaction. An Underlying GE Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an Underlying GE Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Underlying GE Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEIM expects that the Underlying GE Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Underlying GE Funds in the over-the-counter market.

     An Underlying GE Fund may realize a profit or loss upon entering into closing transactions. When an Underlying GE Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When an Underlying GE Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     Stock Index Options. An Underlying GE Fund may purchase and write put and call options on stock indexes or stock index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad or narrow market index or on an industry or market segment.

     The delivery requirements of options on stock indexes differ from options on stock. Unlike a stock option, which contemplates the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Underlying GE Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. As a result, successful use by an Underlying GE Fund of options on stock indexes is subject to GEIM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual stocks.

     OTC Options. The Underlying GE Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If an Underlying GE Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Underlying GE Fund, the Underlying GE Fund would lose the premium it paid for the option and the expected benefit of the transaction.

     Listed options generally have a continuous liquid market while dealer options have none. Consequently, an Underlying GE Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when an Underlying GE Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Underlying GE Fund originally wrote the option. Although the Underlying GE Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Underlying GE Funds, there can be no assurance that an Underlying GE Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to an Underlying GE Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair an Underlying GE Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the

Underlying GE Fund may be unable to liquidate a dealer option.

     Futures Contracts. No consideration is paid or received by an Underlying GE Fund upon trading a futures contract. Upon entering into a futures contract, cash or other liquid assets acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with GE Fund's custodian, or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Underlying GE Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Underlying GE Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Underlying GE Fund's existing position in the contract.

     Although GE Funds intends that the Underlying GE Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, an Underlying GE Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

     If an Underlying GE Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Underlying GE Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying GE Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

     Options on Futures Contracts. An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

     Forward Currency Transactions. The cost to an Underlying GE Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, an Underlying GE Fund may not be able to sell currency at a price above the anticipated devaluation level. An Underlying GE Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

     Options on Foreign Currencies. Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting an Underlying GE Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in an Underlying GE Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

     Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 8 through 12 may be changed by a vote of the Board of Trustees at any time.

     1. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

     2. No Fund may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, and (c) entering into repurchase agreements.

     3. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

     4. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages or (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages.

     5. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     6. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities.

     7. No Fund may invest in commodities, except that each Fund may engage in transactions involving futures and options on futures, and forward contracts. 8. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

     9. No Fund may purchase securities of other investment companies, except
(a) a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange; (b) as permitted by an exemptive order issued by the SEC (Investment Company Release No. IC-22207, September 10, 1996) (the "Exemptive Order"); and (c) as otherwise permitted under the 1940 Act.

     10. No Fund may invest in a company for the purpose of exercising control or management.

     11. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     12. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities") that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities.

     With respect to investment restriction No. 9, investments by the Funds in the GEI Short-Term Investment Fund are not considered an investment in another investment company for purposes of this restriction.

     Notwithstanding the foregoing investment restrictions, the Underlying GE Funds in which the Funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. See "Investment Restrictions of the Underlying GE Funds."

     Because of their investment objectives and policies, the Funds will each concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Funds' investment programs set forth in the Prospectuses, each of the Funds may invest more than 25% of its assets in certain Underlying GE Funds. However, each of the Underlying GE Funds in which each Fund will invest will not concentrate more than 25% of its total assets in any one industry (excluding securities held by GE Money Market Fund that are issued by domestic banks).

               INVESTMENT RESTRICTIONS OF THE UNDERLYING GE FUNDS

     Investment restrictions numbered 1 through 10 below have been adopted by GE Funds as fundamental policies of the Underlying GE Funds. Under the 1940 Act, as noted above, a fundamental policy may not be changed with respect to an Underlying GE Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Underlying GE Fund. Investment restrictions 11 through 17 may be changed by a vote of GE Funds' Board of Trustees at any time.

     1. No Underlying GE Fund may borrow money, except that GE Money Market Fund and the Value Fund may enter into reverse repurchase agreements, and except that each Underlying GE Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Underlying GE Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of an Underlying GE Fund's total assets are outstanding, the Underlying GE Fund will not make any additional investments.

     2. No Underlying GE Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Underlying GE Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

     3. No Underlying GE Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Underlying GE Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Underlying GE Fund, other than GE Money Market Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

     4. No Underlying GE Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to an Underlying GE Fund's investments in Government Securities and (b) up to 25% of the value of the assets of an Underlying GE Fund, other than GE Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

     5. No Underlying GE Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and
(b) all supranational organizations. In addition, securities held by GE Money Market Fund that are issued by domestic banks are excluded from this restriction.

     6. No Underlying GE Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Underlying GE Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Underlying GE Fund may acquire securities under circumstances in which, if the securities were sold, the Underlying GE Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

     7. No Underlying GE Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that an Underlying GE Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

     8. No Underlying GE Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Underlying GE Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     9. No Underlying GE Fund may purchase securities on margin, except that an Underlying GE Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by an Underlying GE Fund.

     10. No Underlying GE Fund may invest in commodities, except that each Underlying GE Fund (other than GE Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in GE Funds' Prospectus and Statement of Additional Information.

     11. No Underlying GE Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that
(a) each Underlying GE Fund, other than GE Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts; and (b) GE Money Market Fund may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

     12. No Underlying GE Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

     13. No Underlying GE Fund may invest in companies for the purpose of exercising control or management.

     14. No Underlying GE Fund may purchase warrants (other than warrants acquired by the Underlying GE Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Underlying GE Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. GE Money Market Fund may not invest in any form of warrants.

     15. No Underlying GE Fund may purchase illiquid securities if more than 15% of the total assets of the Underlying GE Fund would be invested in illiquid securities; GE Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by an Underlying GE Fund within seven days in the ordinary course of business at approximately the amount at which the Underlying GE Fund has valued the securities.

     16. No Underlying GE Fund may purchase restricted securities if more than 10% of the total assets of the Underlying GE Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by GE Funds' Board of Trustees based upon the trading markets for the securities.

     17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

     With respect to investment restriction No. 12, investments by the Underlying GE Funds (other than GE Money Market Fund) in the GEI Short-Term Investment Fund are not considered an investment in another investment company for purposes of this restriction.

     The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction No. 5, GE Funds may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, GE Funds may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, GE Funds may select its own industry classifications, provided such classifications are reasonable.

Portfolio Transactions and Turnover


     Decisions to buy and sell securities for each Fund and each Underlying GE Fund are made by GEIM, subject to review by the Trust's and GE Funds' Board of Trustees, respectively. Transactions on domestic stock exchanges and some foreign exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


     In selecting brokers or dealers to execute securities transactions on behalf of a Fund or an Underlying GE Fund, GEIM seeks the best overall terms available. In assessing the best overall terms available for any transaction, GEIM considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between GE Funds and GEIM relating to each Underlying GE Fund authorizes GEIM, on behalf of the Underlying GE Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying GE Fund and/or other accounts over which GEIM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to an Underlying GE Fund will not be reduced by reason of the Underlying GE Fund's receiving brokerage and research services. GE Funds' Board of Trustees periodically reviews the commissions paid by an Underlying GE Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Underlying GE Fund.

     GE Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by GE Money Market Fund will not result in the Fund's paying high brokerage commissions.


     Each of the Funds, made no payments to broker-dealers for execution of portfolio transactions during the fiscal year ended September 30, 1998.


                        MANAGEMENT OF THE LIFESTYLE FUNDS

Trustees and Officers

     The names of the Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years and their other affiliations are shown below. The executive officers of the Trust are employees of organizations that provide services to the Funds. The Trustees and executive officers of the Trust also serve in such capacities for GE Funds. An asterisk appears before the name of each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act.

Name and Address           Positions Held           Age and Principal
----------------           with Trust               Occupation(s)
                           ----------               During Past Five Years
                                                    ----------------------


*Michael J. Cosgrove       Chairman of the          Age 49. President, GE Mutual
 3003 Summer Street        Board and President      Funds; Executive Vice
 Stamford, CT 06905                                 President - Mutual Funds of
                                                    GEIM and General Electric
                                                    Investment Corporation
                                                    ("GEIC"), a wholly-owned
                                                    subsidiary of General
                                                    Electric Company ("GE") that
                                                    is registered as an
                                                    investment adviser under the
                                                    Investment Advisers Act of
                                                    1940, as amended, since
                                                    March 1993 (responsibilities
                                                    include general management
                                                    of all mutual funds managed
                                                    by GEIM and GEIC) and
                                                    Director of GEIC and
                                                    Executive Vice President and
                                                    Director of GEIM since 1988;
                                                    from 1988 until 1993, Mr.
                                                    Cosgrove served as Executive
                                                    Vice President - Finance and
                                                    Administration of GEIM and
                                                    GEIC.



*Alan M. Lewis             Trustee and              Age 52. Executive Vice
 3003 Summer Street        Executive Vice           President, General Counsel
 Stamford, CT 06905        President                and Secretary of GEIM since
                                                    1988 and of GEIC since
                                                    October 1987.



 John R. Costantino        Trustee                  Age 52. Managing Director,
 150 East 58th Street                               Walden Partners, Ltd.,
 New York, NY  10055                                consultants and investors,
                                                    since August 1992;
                                                    President, CMG Acquisition
                                                    Corp., Inc., a holding
                                                    company, since 1988; Vice
                                                    Chairman, Acoustiguide
                                                    Holdings, Inc., a holding
                                                    company, since 1989;
                                                    President CMG/IKH, Inc., a
                                                    holding company, since 1991;
                                                    Director, Crossland Federal
                                                    Savings Bank, a financial
                                                    institution; Director,
                                                    Brooklyn Bankcorp, Inc., a
                                                    financial institution;
                                                    Director, IK Holdings, Inc.,
                                                    a holding company since
                                                    1991; Director, I. Kleinfeld
                                                    & Son, Inc., a retailer,
                                                    since 1991; Director, High
                                                    Performance Appliances,
                                                    Inc., a distributor of
                                                    kitchen appliances ("HPA"),
                                                    since 1991; Director, HPA
                                                    Hong King, Ltd., a service
                                                    subsidiary of HPA, since
                                                    1991; Director, Lancit Media
                                                    Productions, Ltd., a
                                                    children's and family
                                                    television film and
                                                    videotape production
                                                    company, since 1995;
                                                    Partner, Costantino
                                                    Melamede-Greenberg
                                                    Investment Partners, a
                                                    general investment
                                                    partnership, from September
                                                    1987 through August 1992.



 William J. Lucas          Trustee                  Age 51. Vice President and
 Fairfield University                               Treasurer of Fairfield
 North Benson Road                                  University since 1983.
 Fairfield, CT  06430



 Robert P. Quinn           Trustee                  Age 62. Retired since 1983
 45 Shinnecock Road                                 from Salomon Brothers, Inc.;
 Quogue, NY  11959                                  Director, GP Financial
                                                    Corp., a holding company,
                                                    since 1994; Director, The
                                                    Greenpoint Savings Bank, a
                                                    financial institution, since
                                                    1987.



 Jeffrey A. Groh           Treasurer                Age 36. Vice
 3003 Summer Street                                 President-Operations of GEIM
 Stamford, CT 06905                                 and GEIC since January 1997
                                                    and Treasurer and Controller
                                                    of GEIM and GEIC since
                                                    August 1994; prior to August
                                                    1994, was a Senior Manager
                                                    in Investment Company
                                                    Services Group and certified
                                                    public accountant with Price
                                                    Waterhouse LLP.



 Matthew J. Simpson        Secretary                Age 37. Vice President,
 3003 Summer Street                                 Associate General Counsel
 Stamford, CT 06905                                 and Assistant Secretary of
                                                    GEIM and GEIC since October
                                                    1992; attorney with the law
                                                    firm of Baker & McKenzie,
                                                    April 1991 to October 1992;
                                                    prior to April 1991 was an
                                                    attorney with the law firm
                                                    of Spengler Carlson Gubar
                                                    Brodsky & Frischling.

No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEIM, GE Investment Distributors, Inc. (the "Distributor"), GE, or any affiliate of those companies, receives an annual fee of $2,000 for services as Trustee.


Trustees' Compensation*

         (for the fiscal year ended September 30, 1998)


--------------------------------------------------------------------------------

                                                        Total Compensation from
                           Total Compensation from      all Investment Companies
Name of Trustee                   the Trust             Managed by GEIC or GEIM
--------------------       -----------------------      ------------------------

Michael J. Cosgrove                 None                             None+

Alan M. Lewis                       None                             None+

John R. Costantino                $2,000                          $25,000++

William J. Lucas                  $2,000                          $25,000++

Robert P. Quinn                   $2,000                          $25,000++

----------

* The Trustees are also reimbursed for expenses incurred in connection with attendance at Board meetings.

+ Mr. Cosgrove serves as Trustee or Director of four investment companies advised by GEIM and of eight investment companies advised by GEIC. Mr. Lewis serves as Trustee of three investment companies advised by GEIM and of eight investment companies advised by GEIC. They are considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.

++ Messrs. Costantino, Lucas and Quinn serve as Trustees or Directors of four investment companies advised by GEIM.

Investment Adviser and Administrator


     GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, a wholly-owned subsidiary of GE, bears all expenses in connection with the performance of its services as each Fund's investment adviser and administrator including any fee paid to an investment consultant retained by the Board of Trustees. The investment advisory and administration fee for each Fund is calculated at the annual rate of 0.20% of the Fund's average daily net assets. For the fiscal period ended September 30, 1998, the GE Conservative Strategy Fund, the GE Moderate Strategy Fund and the GE Aggressive Strategy Fund paid to GEIM $991, $40,509, and $3,372, respectively, for investment advisory and administrative services. For the fiscal period ended September 30, 1998, the Allocation Funds made no payments to GEIM for investment advisory and administrative services. Under its agreement governing the asset allocation and administration services it performs with respect to the Funds, GEIM has agreed to bear expenses incurred in the operation of each Fund other than brokerage, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses. Such expenses include SEC fees and state Blue Sky qualification fees; charges of custodians; certain insurance premiums; investor premiums; and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Trustees.


Investment Consultant

     DiMeo, Schneider & Associates, L.L.C. (the "Investment Consultant") is located at 120 North LaSalle Street, Suite 1140, Chicago, Illinois 60602, and serves as investment consultant to the Trust's Board of Trustees and GEIM. Out of its advisory and administration fee, GEIM will pay the Investment Consultant fees for investment consulting services provided by the Investment Consultant to the Board of Trustees and GEIM.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02101 and serves as custodian and transfer agent of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distributor


     GE Investment Distributors, Inc. serves as the distributor of shares of the Funds on a best efforts basis.

                              REDEMPTION OF SHARES


     Detailed information on how to redeem shares of a Fund is included in the Prospectuses. The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.


                               EXCHANGE PRIVILEGE


     The exchange privilege described in the Prospectuses enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request.


                                 NET ASSET VALUE


     The Trust will not calculate net asset value on certain holidays. On those days, securities held by an Underlying GE Fund may nevertheless be actively traded, and the value of the Fund's shares could be indirectly affected.

     The value of each Underlying GE Fund will be its net asset value at the time of computation. Debt securities of U.S. issuers (other than Government Securities and short-term investments) are valued by GEIM after consultation with one or more independent pricing services ("Pricing Service") retained by the Trust. The procedures of the Pricing Service are reviewed periodically by GEIM under the general supervision and responsibility of the Board of Trustees of the Trust.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Tax Status of the Funds and their Shareholders

                  Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund's net investment income and capital gain distributions are determined separately from any other series that the Trust may designate.

                  The Trust intends for each Fund to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the one year period ending on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than Government Securities or the securities of other regulated investment companies).

                  The requirements for qualification as a regulated investment company also include a significant rule as to investment results. A Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test").

                  An Underlying GE Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Underlying GE Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Underlying GE Fund and defer losses of the Underlying GE Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of an Underlying GE Fund, (2) will require the Underlying GE Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and
(3) may cause the Underlying GE Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. GE Funds seeks to monitor transactions of each Fund, will seek to make the appropriate tax elections on behalf of each Underlying GE Fund and seeks to make the appropriate entries in an Underlying GE Fund's books and records when an Underlying GE Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of an Underlying GE Fund as a regulated investment company.

                  The investment by an Underlying GE Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Underlying GE Fund each year even though the Underlying GE Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Underlying GE Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all of the income received from, or imputed with respect to, their investments during the year, including zero coupon securities. These dividends will ordinarily constitute taxable income to the shareholders of the Underlying GE Funds, including the Funds.

                  To the extent that an Underlying GE Fund fails to qualify as a regulated investment company, a Fund's ability to qualify as such may be significantly impacted. Although each Underlying GE Fund expects to continue to qualify as a regulated investment company in each fiscal year, no assurance can be given that such status will be achieved.

     As a general rule, a shareholder's gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares as a capital asset for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares as a capital asset for one year or less.



     The Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, are taxable to a shareholder of a Fund as long-term capital gains, regardless of how long a shareholder has held the shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for six months or less, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

     No loss will be allowed on the sale, exchange or redemption of shares in a Fund to the extent that the shareholder acquired other shares in the Fund within a 61-day period beginning 30 days before the sale or disposition of the loss shares and ending 30 days after such date. Fund shareholders should note that such acquisitions may occur through the Direct Deposit Privilege, the Payroll Savings Plan or the Automatic Investment Plan described in the Prospectuses.

     If a shareholder of a Fund fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of shares of the Fund. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                             THE FUNDS' PERFORMANCE

     As noted in the Prospectus, the Trust, from time to time, may quote a Fund's performance, in terms of yield and/or total return, in reports or other communications to shareholders of the Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

Yield

     The 30-day yield figure described in the Prospectuses is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                                6
                             Yield = 2[(a-b + 1) - 1]
                                        ---
                                        cd

Where:

     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursement).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

     Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

Average Annual Total Return

     The "average annual total return" figures described in the Prospectuses, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1 + T)n = ERV

Where P    =   a hypothetical initial payment of $1,000;
      T    =   average annual total return;
      n    =   number of years; and
      ERV  =   Ending Redeemable Value of a hypothetical $1,000
               investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Aggregate Total Return

     The "aggregate total return" figures described in the Prospectuses represent the cumulative change in the value of an investment in a Fund for the specified period are computed by the following formula:

                  Aggregate Total Return = ERV - P
                                           -------
                                              P

Where P    =  a hypothetical initial payment of $1,000; and
      ERV  =  Ending Redeemable Value of a hypothetical $1,000
              investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                             PRINCIPAL STOCKHOLDERS

     The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding shares of the Funds as of November 1, 1998:

GE Conservative Strategy Fund

                                                    Amount of         Percent
         Name and Address of Record Holder          Ownership         of Fund
--------------------------------------------------------------------------------

         State Street Bank & Trust Co TTEE          43,181            42.12
         FBO The Bardon Group
         Conservative LifeStyle Fund
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE          27,873            27.19
         Atlantis Plastics Inc
         Conservative LifeStyle Fund
         Master Trust Client Services - W6C
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE          24,307            23.71
         Beamsail & Co - Doubletree
         Conservative LifeStyle Fund
         Master Trust Client Service - W6C
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE           5,496             5.36
         EBO Central Lewmar Inc
         Conservative LifeStyle Fund
         1 Enterprise Drive
         Quincy MA  02171-2126

GE Moderate Strategy Fund

                                                    Amount of         Percent
         Name and Address of Record Holder          Ownership         of Fund
--------------------------------------------------------------------------------

         State Street Bank & Trust Co TTEE          2,186,059         89.65%
         Beamsail & Co - Doubletree
         Master Trust Client Service - W6C
         1 Enterprise Drive
         N Quincy MA  02171-2126

                                                    Amount of          Percent
         Name and Address of Record Holder          Ownership          of Fund
--------------------------------------------------------------------------------

         State Street Bank & Trust Co TTEE          223,647             9.17
         FBO The Bardon Group
         Moderate Strategy LifeStyle Fund
         1 Enterprise Drive
         N Quincy MA  02171-2126

GE Aggressive Strategy Fund

                                                    Amount of          Percent
         Name and Address of Record Holder          Ownership          of Fund
--------------------------------------------------------------------------------

         State Street Bank & Trust Co TTEE          95,528             34.84
         FBO The Bardon Group
         Aggressive Strategy LifeStyle Fund
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE          77,236             28.17
         Beamsail & Co - Doubletree
         Aggressive Strategy LifeStyle Fund
         Master Trust Client Service - W6C
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE          58,518             21.34
         Central Lewmar Inc
         Aggressive Strategy LifeStyle Fund
         1 Enterprise Drive
         N Quincy MA  02171-2126

         State Street Bank & Trust Co TTEE          41,218             15.03
         Atlantis Plastics Inc
         Aggressive Strategy LifeStyle Fund
         Master Trust Client Services - W6C
         1 Enterprise Drive
         N Quincy MA  02171-2126

     As of November 1, 1998, the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund's outstanding shares. As of the date of this Prospectus, GEIM owned 100% of the outstanding shares of the Allocation Funds. The shares were issued to GEIM for providing the initial seed capital to these Funds.


                             ADDITIONAL INFORMATION

     The Trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated June 21, 1996, as amended from time to time (the "Declaration"). In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. State Street maintains a record of each shareholder's ownership of shares of a Fund.

     Massachusetts law provides that shareholders of the Funds could, under certain circumstances be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and provides that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

     On matters submitted for consideration by shareholders of any Underlying GE Fund, a Fund will vote its shares in proportion to the vote of all holders of shares of that Fund or, in certain limited instances, the Fund will vote its shares in the manner indicated by a vote of holders of shares of the Fund.

                                     COUNSEL


     Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust.


                             INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust.

                              FINANCIAL STATEMENTS

     The Annual Report for the Strategy Funds dated September 30, 1998 which either accompanies this Statement of Additional Information or has previously been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report. The Allocation Funds have not yet commenced operation as of the date of this Statement of Additional Information. The Allocation Funds' Statement of Assets and Liabilities dated September 30, 1998 that accompanies this Statement of Additional Information has been included in reliance upon the Report of Independent Accountants dated November 18,

1998 prepared by PricewaterhouseCoopers LLP, given upon their authority as experts in accounting and auditing.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

     Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

     Thompson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

     Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

     AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

     BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

     AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

     General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

     BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

     Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                               GE LifeStyle Funds
                       Statement of Assets and Liabilities
                               September 30, 1998


                            GE Conservative     GE Moderate      GE Aggressive
                            Allocation Fund   Allocation Fund   Allocation Fund

ASSETS

Cash                             $16,667          $16,667          $16,667

Total Assets                      16,667           16,667           16,667
                                 -------          -------          -------

Total Liabilities                      0                0                0
                                 -------          -------          -------

NET ASSETS
Net Assets                       $16,667          $16,667          $16,667
                                 -------          -------          -------

Shares of Beneficial
Interest                           1,667            1,667            1,667

Net Asset Value and
Offering Price Per Share         $ 10.00          $ 10.00          $ 10.00


Note 1: GE LifeStyle Funds (the "Trust"), an open-end series management investment company, was formed under the laws of Massachusetts by an Agreement and Declaration of Trust dated June 21, 1996. The Trust is comprised of six investment funds, as follows: GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund (collectively, the "Strategy Funds"); and GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund (collectively, the "Allocation Funds"). The Allocation Funds have been inactive since that date except for the sale of shares to GE Investment Management Incorporated, the Trust's Investment Advisor. The financial statements for the Strategy Funds are included in a separate annual report. Investment advisory and portfolio management services are described in the Prospectus under the sections "Management of the Trust" and "Investment Objectives and Management Policies."

Note 2: Each fund of the Trust has entered into an Investment Advisory and Administrative Agreement with GE Investment Management ("GEIM"), as described under "Management of the Trust" in the Prospectus. As compensation for the services rendered, facilities furnished, and expenses borne by GEIM, the Funds will pay GEIM a fee accrued daily and paid monthly at the annual rate of .20% of the Funds average daily net assets. Under this agreement, GEIM has agreed to bear all expenses of the Funds other than "Specified Expenses" (brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates, taxes payable by the Trust, transfer agency costs and any extraordinary expenses). Until further notice, GEIM has agreed to reimburse the Funds for Specified Expenses. The Allocation Funds have been informed that no Specified Expenses have been incurred on their behalf. The Allocation Funds did not incur any advisory fees since they were formed.

                        Report of Independent Accountants



To the Shareholder and Trustees of
GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund (the "Funds") at September 30, 1998 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 18, 1998

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial Statements:

          Included in Part A of this Registration Statement:


               Financial Highlights (Strategy Funds only)


          Included in Part B of this Registration Statement:


               Strategy Funds (audited financial statements incorporated by reference to the Registrant's annual report for the period ended September 30, 1998):

                    (a) Report of PricewaterhouseCoopers LLP, Independent Accountants

                    (b)  Financial Highlights

                    (c)  Statement of Net Assets

                    (d)  Statement of Operations

                    (e)  Statement of Changes in Net Assets

                    (f)  Notes to Financial Statements

               Allocation Funds:

              Statement of assets and liabilities as of September 30, 1998 and Report of Independent Accountants thereon dated November 18, 1998.


(b)  Exhibits:

     Exhibit No.     Description of Exhibit
     -----------     ----------------------

       1             Declaration of Trust*

       2             By-Laws*

       3             Inapplicable

       4             Inapplicable

       5(a)          Form of Investment Advisory and Administration Agreement**


----------
* Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on July 10, 1996.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement, filed on September 18, 1996.

       5(b)          Form of Investment Consulting Agreement**

       6             Form of Distribution Agreement**

       7             Inapplicable

       8             Form of Custodian Contract**

       9             Form of Transfer Agency and Service Agreement**


       10(a)         Opinion and Consent of Willkie Farr & Gallagher

       10(b)         Opinion and Consent of Bingham, Dana & Gould LLP

       11            Consent of PricewaterhouseCoopers LLP


       12            Inapplicable

       13            Purchase Agreement***

       14            Inapplicable

       15            Inapplicable

       16            Inapplicable

       17            Financial Data Schedule


       18            Inapplicable



----------
** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement, filed on September 18, 1996.

*** Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement, filed on February 7, 1997.

Item 25. Persons Controlled by or Under Common Control with Registrant


     All of the outstanding shares of common stock of GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund, each a series of the Registrant, on the date Registrant's Registration Statement becomes effective will be owned by GE Investment Management Incorporated ("GEIM").


Item 26. Number of Holders of Securities


     Inapplicable.


Item 27. Indemnification

     Reference is made to Article IV of the Declaration of Trust of GE LifeStyle Funds ("Registrant") filed as Exhibit 1 to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser


     Reference is made to "Management of the Trust" in the Prospectuses forming Part A, and "The Management of the LifeStyle Funds" in the Statement of Additional Information forming Part B, of this Registration Statement.


     The list required by this Item 28 of officers and directors of GEIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

     The list required by this Item 28 of officers and directors of DiMeo Schneider & Associates, L.L.C. ("DSA"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by DSA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-48820).

Item 29. Principal Underwriters


     (a) GE Investment Distributors Inc. ("GEID") also serves as distributor for GE Funds, GE Investments Funds, Inc., GE Institutional Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

     (b) The information required by this Item 29 with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).


Item 30. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services, Inc., an indirect subsidiary of State Street, located at P.O. Box 419631, Kansas City, MO 64141-6631

Item 31. Management Services

     Inapplicable.

Item 32. Undertakings

     (a) Registrant undertakes to call a meeting of the shareholders of each Fund for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.


     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 24th day of November, 1998.


                                            By: /s/ Michael J. Cosgrove
                                                --------------------------------
                                                     Michael J. Cosgrove
                                                     President and Chairman
                                                       of the Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


Signature                    Title                                    Date
---------                    -----                                    ----


/s/ Michael J. Cosgrove      President and                     November 24, 1998
------------------------     Chairman of the Board
Michael J. Cosgrove          (Chief Executive Officer)


/s/ John R. Costantino       Trustee                           November 24, 1998
-----------------------
John R. Costantino


/s/ Alan M. Lewis            Trustee                           November 24, 1998
-----------------------
Alan M. Lewis


/s/ William J. Lucas         Trustee                           November 24, 1998
-----------------------
William J. Lucas


/s/ Robert P. Quinn          Trustee                           November 24, 1998
-----------------------
Robert P. Quinn


/s/ Jeffrey A. Groh          Treasurer (Chief Financial and    November 24, 1998
-----------------------      Accounting Officer)
Jeffrey A. Groh

                                INDEX TO EXHIBITS

Exhibit No.    Description of Exhibit                                   Sequence
-----------    ----------------------                                   --------


   10(a)       Opinion and Consent of Willkie Farr & Gallagher

   10(b)       Opinion and Consent of Bingham, Dana & Gould LLP

     11        Consent of PricewaterhouseCoopers LLP

     17        Financial Data Schedule